      As filed with the Securities and Exchange Commission on March 1, 1999



                                                               File Nos. 2-90519
                                                                        811-4007

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM N-1A



                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 29

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 30


                               CITIFUNDS TRUST II
               (Exact Name of Registrant as Specified in Charter)

             21 Milk Street, 5th Floor, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-423-1679

   Philip W. Coolidge, 21 Milk Street, 5th Floor, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                    Copy to:
             Roger P. Joseph, Bingham Dana LLP, 150 Federal Street,
                           Boston, Massachusetts 02110


It is proposed that this filing will become effective on March 1, 1999, pursuant to paragraph (b) of Rule 485.

The Premium Portfolios, on behalf of Growth & Income Portfolio, Large Cap Growth Portfolio and Small Cap Growth Portfolio, and Asset Allocation Portfolios, on behalf of Small Cap Value Portfolio, have also executed this registration statement.

                                                                   MARCH 1, 1999

                                                                      PROSPECTUS
CitiFunds(SM)
Large Cap Growth
Portfolio


CITIBANK, N.A., INVESTMENT MANAGER




CLASS A AND CLASS B SHARES





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS(SM) ACCOUNT .............................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    19
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               20
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   DIVIDENDS ...........................................................    24
   TAX MATTERS .........................................................    24

MANAGEMENT OF THE FUND .................................................    26
   MANAGER .............................................................    26
   MANAGEMENT FEES .....................................................    27

MORE ABOUT THE FUND ....................................................    28
   PRINCIPAL INVESTMENT STRATEGIES .....................................    28
   RISKS ...............................................................    32

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

                                                                FUND AT A GLANCE

Fund at a Glance

          This summary briefly describes CitiFunds Large Cap Growth Portfolio and the principal risks of investing in it. Please note that the Fund invests in securities through an underlying mutual fund. For more information, see "More About the Fund" on page 28.


CitiFunds Large Cap
Growth Portfolio

          FUND GOAL

          The Fund's goal is long-term capital growth. Dividend income, if any, is incidental to this goal. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          CitiFunds Large Cap Growth Portfolio invests primarily in equity securities of U.S. large cap issuers that, at the time the securities are purchased, have market capitalizations within the top 1,000 stocks of the equity market. At December 31, 1998, issuers within the top 1,000 stocks had market capitalizations of at least $1.9 billion. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these issuers.

          The Fund's equity securities consist primarily of common stocks. The Fund may also invest in other securities that Citibank believes provide opportunities for appreciation, such as preferred stock, warrants, securities convertible into common stock and debt securities. The Fund may invest in common stocks and other securities issued by smaller companies. The Fund's debt securities must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality. Less than 5% of the Fund's assets consist of debt securities rated Baa by Moody's or BBB by Standard & Poor's.

          In managing the Fund, Citibank emphasizes well-established companies with superior management teams, histories of above-average revenue and earnings growth and continuing above-average prospects for growth.

          The Fund may invest up to 25% of its assets in foreign equity and debt securities, including depositary receipts (receipts representing the right to receive securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). Foreign securities may be issued by issuers in developing countries.

          The Fund may use derivatives in order to protect (or "hedge") against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains. These derivatives include stock index futures and forward foreign currency exchange contracts. The Fund's ability to use derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, and Citibank accurately predicting movements in stock prices or currency exchange rates.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 32 for more information about risks.

          o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          o EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          o GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of the Fund's investment strategy depends largely on Citibank's skill in assessing the growth potential of companies in which the Fund invests. In addition, the Fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

          o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

          The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

          o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing the Fund's share price to be volatile.

          o DERIVATIVES. The Fund's use of derivatives (such as futures contracts and forward foreign currency contracts), particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. The Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in stock prices and currency exchange rates. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

          o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

          o SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST

          You should keep in mind that an investment in CitiFunds Large Cap Growth Portfolio is not a complete investment program.

          You should consider investing in CitiFunds Large Cap Growth Portfolio if:

          o You want to direct a portion of your overall investment portfolio to stocks of large cap issuers.

          o You are seeking growth of principal but are concerned about the high level of market volatility typically associated with more aggressive growth funds.

          o  You are prepared to accept daily share price fluctuations.

          o Your investment horizon is longer term -- typically at least five years.

          Don't invest in CitiFunds Large Cap Growth Portfolio if:

          o You are not prepared to accept volatility of the Fund's share price and possible losses.

          o Current income is more important to you than growth of principal.

          o Your investment horizon is shorter term -- usually less than five years.

Fund Performance

          The following bar chart and table can help you evaluate the risks of investing in the Fund, and how its returns have varied over time.

          o The bar chart shows changes in the Fund's performance from year to year over the last eight calendar years. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

          o The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

          o In both the chart and table, the returns shown for the Fund are for periods before the creation of share classes on January 4, 1999. All existing Fund shares were designated Class A shares on that date. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table, but not the bar chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

          o The Class B shares are newly offered and have no investment history. Class B performance would have been lower than that shown for Class A shares, because of higher fund expenses and the effects of the contingent deferred sales charge.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURNS
(per calendar year -- Class A)

--------------------------------------------------------------------------------
                   CITIFUNDS LARGE CAP GROWTH PORTFOLIO

                    1991 ......................   30.74%
                    1992 ......................    7.60%
                    1993 ......................   12.26%
                    1994 ......................   -0.41%
                    1995 ......................   27.55%
                    1996 ......................   13.84%
                    1997 ......................   31.38%
                    1998 ......................   37.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                    Quarter Ending
 ..............................................................................
Highest  22.62%                                    December 31, 1998
 ..............................................................................
Lowest  (7.71%)                                   September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
THROUGH DECEMBER 31, 1998
 ..............................................................................
                                                              Life of Fund
                                                                 Since
                                      1 Year     5 Years    October 19, 1990
 ..............................................................................
Class A                               30.33%     19.88%          18.83%
 ..............................................................................
Class B                                 N/A        N/A            N/A
 ..............................................................................
S&P 500 Growth Index                  42.15%     27.91%            * %

--------------------------------------------------------------------------------
*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 13)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            5.00%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                        None(1)   5.00%(2)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             0.90%     0.90%
 ..............................................................................
Distribution (12b-1) Fees                                   0.25%     1.00%
 ..............................................................................
Other Expenses (administrative, shareholder servicing
  and other expenses)                                       0.17%     0.17%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.32%     2.07%
------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or reimbursed, actual total operating expenses for the prior year were (or, in the case of Class B
  shares, would have been):                                 1.05%     1.80%

These fee waivers and reimbursements may be reduced or terminated at any time.

(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) The Fund invests in an underlying mutual fund, Large Cap Growth Portfolio. This table reflects the expenses of the Fund and Large Cap Growth Portfolio.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

          o  you invest $10,000 in the Fund for the time periods indicated;

          o  you pay the maximum applicable sales charge;

          o  you reinvest all dividends; and

          o you then sell all your shares at the end of those periods, if you own Class A shares.

          If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The example also shows the effects of the conversion of Class B shares to Class A shares after 8 years.

          The example also assumes that:

          o each investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

          o the Fund's operating expenses shown in the Fund Fees and Expenses table remain the same before taking into consideration any fee waivers or reimbursements.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CITIFUNDS LARGE CAP GROWTH PORTFOLIO
 ..............................................................................
                                    1 Year     3 Years    5 Years   10 Years
 ..............................................................................
Class A                              $628       $897      $1,187     $2,011
 ..............................................................................
Class B
 ..............................................................................
Assuming redemption at end of        $710       $949      $1,214     $2,167
 period
 ..............................................................................
 Assuming no redemption              $210       $649      $1,114     $2,167
--------------------------------------------------------------------------------

                                                     YOUR CITIFUNDS ACCOUNT

Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

          o Front-end load -- there is an initial sales charge of 5.00% or less

          o  Lower sales charge rates for larger investments

          o  Annual distribution/service fee of up to 0.25%

          o  Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

          o  No initial sales charge

          o The deferred sales charge declines from 5% to 1% over five years, and is eliminated if you hold your shares for six years or more

          o  Annual distribution/service fee of up to 1.00%

          o  Automatic conversion to Class A shares after 8 years

---------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/
          SERVICE FEES that are paid under a
          12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges.
          For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.
---------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

          o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

          o The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals who sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial professionals that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   5.00%           5.26%           4.50%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      3.00%           3.09%           2.70%
 ..............................................................................
$250,000 to less than $500,000      2.00%           2.04%           1.80%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------
*A contingent deferred sales charge may apply in certain instances. See below.

          o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

          o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

          o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

          o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
             (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                         5.00%
 ..............................................................................
2nd year since purchase                         4.00%
 ..............................................................................
3rd year since purchase                         3.00%
 ..............................................................................
4th year since purchase                         2.00%
 ..............................................................................
5th year since purchase                         1.00%
 ..............................................................................
6th year (or later) since purchase               None
-------------------------------------------------------------------------------

          o Financial professionals selling Class B shares receive a commission of 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

          o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

          o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

          o To ensure that you pay the lowest CDSC possible, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

          o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

          o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          From time to time, the Fund's distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Fund. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

          o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

          o  Reduced sales charge plan for qualified groups.

          o  Right of Accumulation.

          o  Letter of Intent.

          CDSC

          o Redemptions made within one year of the death of the shareholder.

          o Lump sum or other distributions from IRAs and certain other retirement accounts.


          o  Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.


          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES

          Shares of CitiFunds Large Cap Growth Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears, usually within two business days.

          If you are a customer of a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV will be calculated as of the close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security. For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you are a customer of a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by calling the Fund's transfer agent or, if you are a customer of a Service Agent, your Service Agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

          o  shares representing capital appreciation and

          o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by

          o  shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you are a customer of a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS

          CitiFunds Large Cap Growth Portfolio pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend semi-annually during the months of June and December.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Management of the Fund

          MANAGER

          CitiFunds Large Cap Growth Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $290 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Fund. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Grant D. Hobson and Richard Goldman, Vice Presidents, have been the portfolio managers of the Fund since January 1996. Mr. Hobson is a Senior Portfolio Manager who, since September 1993, has been responsible for managing U.S. large capitalization equity portfolios for trust and pension accounts of Citibank Global Asset Management. He currently manages, or co-manages, more than $4 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Mr. Goldman is a Senior Investment Officer and lead portfolio manager for the Focused Growth Large Cap Funds and has been a member of the Large Cap Growth Team since June 1994. He joined Citibank in 1985 as an assistant portfolio manager, working on quantitative portfolio strategies. Within the investment unit, he has had responsibilities in both product development and portfolio management. From September 1988 through June 1994, Mr. Goldman served as Director of Institutional Investor Relations, where his responsibilities included managing Citicorp's relationships with its investors and rating agencies. He currently manages, or co-manages, approximately $6 billion of total assets at Citibank.

                                                     MANAGEMENT OF THE FUND

          MANAGEMENT FEES

          For the management services Citibank provided to the Fund and its underlying mutual fund during the fiscal year ended
          October 31, 1998, Citibank received a total of 0.70% of the Fund's average daily net assets, after waivers.

More About the Fund

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          CitiFunds Large Cap Growth Portfolio's principal investment strategies are the strategies that, in the opinion of Citibank, are most likely to achieve the Fund's investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, Citibank may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. The Fund's goal and strategies may be changed without shareholder approval.

          The Fund invests primarily in equity securities of U.S. large cap issuers that, at the time the securities are purchased, have market capitalizations within the top 1,000 stocks of the equity market. At December 31, 1998, issuers within the top 1,000 stocks had market capitalizations of at least $1.9 billion. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of large cap issuers.

                                                        MORE ABOUT THE FUND
--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?

          EQUITY SECURITIES generally represent an ownership interest
          (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). While equity securities historically have been more volatile than fixed income securities, they historically have produced higher
          levels of total return.
---------------------------------------------------------------------------

          The Fund may also invest in securities of small cap issuers and international issuers. Small cap issuers are those with market capitalizations below the top 1,000 stocks of the equity market. International issuers are those based outside the United States.

          The Fund's equity securities consist primarily of common stocks. The Fund's other equity securities may include securities convertible into common stocks, preferred stocks, warrants for the purchase of stock and depositary receipts.

          The Fund may also invest in debt securities. The Fund's debt securities must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality. Less than 5% of the Fund's assets consist of debt securities rated Baa by Moody's or BBB by Standard & Poor's.

          In selecting investments, Citibank emphasizes issuers with long histories of strong, relatively predictable earnings growth rates and the products and strategies for continuing above-average growth. It seeks issuers that build earnings by increasing sales, productivity and market share rather than by cutting costs. Citibank also emphasizes issuers with stable financial characteristics and low debt levels.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

          See "Risks" for more information about the risks associated with investing in equity securities.

          DERIVATIVES. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in the cost of securities to be purchased in the future. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains. These derivatives include stock index futures contracts, forward foreign currency contracts and options on foreign currencies. In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. In some cases, the derivatives may be illiquid, and the Fund may bear more counterparty risk. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). The Fund's ability to use derivatives may also be limited by tax considerations.

          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal.


          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, Large Cap Growth Portfolio, having the same investment goals and strategies as the Fund. Large Cap Growth Portfolio buys, holds and sells securities in accordance with these goals and strategies. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. Portfolio managers for the Fund use a "bottom-up" approach when selecting securities for purchase by the Fund. This means that they look primarily for individual companies with consistent earnings growth, against the context of broader market factors. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals. For more information about the portfolio managers, see "Manager" on page 26.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Fund's Statement of Additional Information. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they generally do not pay dividends. The success of the Fund's investment strategy depends largely on Citibank's skill in assessing the growth potential of companies in which the Fund invests.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

          o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

          o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

          o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

          o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund may also be adversely affected by the introduction of the Euro.

          o The Fund may invest in issuers located in emerging, or developing, markets.

          o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

          o All of the risks of investing in foreign securities are heightened by investing in developing countries.

          o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited financial or management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be volatile, causing the Fund's share price to be volatile.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          CREDIT RISK. The Fund may invest in investment grade debt securities. It is possible that some issuers will not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

          DERIVATIVES. The Fund's use of derivatives (such as futures contracts and forward foreign currency contracts), particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. There is also the risk that the counterparty may fail to honor its contract terms. This risk becomes more acute when the Fund invests in derivatives that are not traded on commodities exchanges or boards of trade. The Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in stock prices and currency exchange rates. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

          YEAR 2000. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                           FINANCIAL HIGHLIGHTS
Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference in the Statement of Additional Information and which is available upon request.

                                                            Ten Months
                                             Year Ended          Ended                  Year Ended December 31,
                                             October 31,    October 31,      --------------------------------------------
                                                    1998          1997       1996     1995     1994++    1993++    1992++
 ..........................................................................................................................
Net Asset Value, beginning of  period             $21.14        $18.25     $17.20   $14.13     $14.80    $13.23   $12.36
 ..........................................................................................................................
Income From Operations:
Net investment income (loss)                      (0.022)**      0.031      0.122    0.211      0.173     0.071**  0.065
Net realized and unrealized gain (loss)
  on investments                                   4.735**       4.016      2.250    3.651     (0.245)    1.550**  0.868
 ..........................................................................................................................
  Total from operations                            4.713         4.047      2.372    3.862     (0.072)    1.621    0.933

 ..........................................................................................................................
Less Distributions From:
Net investment income                             (0.012)       (0.030)    (0.118)  (0.210)    (0.169)   (0.051)  (0.063)
Net realized gain on investments                  (4.371)       (1.127)    (1.204)  (0.582)    (0.429)       --       --
 ..........................................................................................................................
  Total distributions                             (4.383)       (1.157)    (1.322)  (0.792)    (0.598)   (0.051)  (0.063)
 ..........................................................................................................................
Net Asset Value, end of period                    $21.47        $21.14     $18.25   $17.20     $14.13    $14.80   $13.23
 ..........................................................................................................................
Total Return                                       26.90%        22.27%+    13.84%   27.55%     (0.41)%   12.26%    7.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $378,280      $248,161   $228,954 $213,729   $183,975  $200,903  $10,973
Ratio of expenses to average net assets            1.05%(A)      1.05%(A)*  1.05%(A) 1.05%(A)   1.05%(A)  1.07%    1.40%
Ratio of net investment income (loss)
 to average net assets                             (0.11)%        0.18%*     0.67%    1.30%      1.15%     0.52%    0.53%
Portfolio turnover(B)                                 53%          103%        90%      67%         1%       23%      79%

Note: If agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had expenses been limited to that required by certain state securities laws for the year ended December 31, 1992, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share           $(0.078)**    $(0.023)    $0.067   $0.170     $0.136 $(0.029)** $(0.070)
RATIOS:
Expenses to average net assets                     1.32%(A)      1.35%(A)*  1.35%(A)  1.30%(A)   1.29%(A)  1.37%    2.50%
Net investment income (loss)
 to average net assets                           (0.38)%       (0.12)%*     0.37%     1.05%      0.91%     0.21%  (0.57)%

 * Annualized.
** The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A)Includes the Fund's share of Large Cap Growth Portfolio (formerly Equity Portfolio) allocated expenses for the periods subsequent to May 1, 1994.
(B)Portfolio turnover through April 30, 1994 represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rates for the periods beginning on May 1, 1994 represent the rate of portfolio activity of Large Cap Growth Portfolio, the underlying portfolio through which the Fund invests.
 + Not annualized.
++ On May 1, 1994 the Fund began investing all of its investable assets in Large Cap Growth Portfolio.


Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

          [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

          [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

          [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

          [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

          [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)


          [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates


          [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

          [] employees of members of the National Association of Securities
             Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

          [] separate accounts used to fund certain unregistered variable annuity contracts

          [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

          [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

          [] employee benefit plans qualified under Section 401(k) of the
             Internal Revenue Code with accounts outstanding on January 4,
             1999

          [] employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

          [] accounts associated with Copeland Retirement Programs

          [] investors purchasing $500,000 or more of Class A shares;
             however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

             o it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

             o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

             o any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

             o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held


          [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

             o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

             o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund


          [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

             o the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

             o the redemption is made within 60 days prior to the investment in the Fund, and

             o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption.


          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.


          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.


          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference
          Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

          SEC File Number: 811-4007

                                                                      PROSPECTUS

                                                                   MARCH 1, 1999

CitiFunds(SM)
Small Cap Growth
Portfolio

CITIBANK, N.A., INVESTMENT MANAGER


CLASS A AND CLASS B SHARES




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents


FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS(SM) ACCOUNT .............................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    19
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               20
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   DIVIDENDS ...........................................................    24
   TAX MATTERS .........................................................    24

MANAGEMENT OF THE FUND .................................................    26
   MANAGER .............................................................    26
   MANAGEMENT FEES .....................................................    27

MORE ABOUT THE FUND ....................................................    28
   PRINCIPAL INVESTMENT STRATEGIES .....................................    28
   RISKS ...............................................................    32

FINANCIAL HIGHLIGHTS ...................................................   A-1
APPENDIX ...............................................................   B-1

                                                                FUND AT A GLANCE
Fund at a Glance

          This summary briefly describes CitiFunds Small Cap Growth Portfolio and the principal risks of investing in it. Please note that the Fund invests in securities through an underlying mutual fund. For more information, see "More About the Fund" on page 28.

CitiFunds Small Cap

Growth Portfolio

          FUND GOAL

          The Fund's goal is long-term capital growth. Dividend income, if any, is incidental to this goal. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          CitiFunds Small Cap Growth Portfolio invests primarily in equity securities of U.S. small cap issuers that, at the time the securities are purchased, have market capitalizations below the top 1,000 stocks of the equity market. At December 31, 1998, the maximum capitalization of issuers in this category was below $1.9 billion. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these issuers. These securities may include the stocks in the Russell 2000 Index, which is an index of small capitalization stocks. The Fund's equity securities may include the following:

            o common stocks;

            o securities convertible into common stocks;

            o preferred stocks;

            o warrants; and

            o depositary receipts (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank).

          In managing the Fund, Citibank uses an aggressive, growth-oriented investment style that emphasizes companies with superior management teams and good prospects for growth. In addition, the Fund may invest in companies believed to be emerging companies relative to their potential markets. The Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in Citibank's judgment, these securities remain good investments for the Fund.

          The Fund may also invest in other securities that Citibank believes provide opportunities for appreciation, such as fixed income securities. The Fund's debt securities must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality.

          The Fund may invest up to 25% of its assets in foreign equity and debt securities, including depositary receipts. Foreign securities may be issued by issuers in developing countries.

          The Fund may use derivatives in order to protect (or "hedge") against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains. These derivatives include stock index futures and forward foreign currency exchange contracts. The Fund's ability to use derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, and Citibank accurately predicting movements in stock prices and currency exchange rates.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 32 for more information about risks.

            o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

            o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing the Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

              The Fund's aggressive, growth-oriented investment style may increase the risks associated with investing in smaller companies. For example, the securities of fast growing small cap companies may be more volatile than those of other small cap companies.

            o GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of the Fund's investment strategy depends largely on Citibank's skill in assessing the growth potential of companies in which the Fund invests. In addition, the Fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

            o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

              The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

            o DERIVATIVES. The Fund's use of derivatives (such as futures contracts and forward foreign currency contracts), particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. The Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in stock prices and currency exchange rates. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

            o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

            o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

            o SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible
              securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST

          You should keep in mind that an investment in CitiFunds Small Cap Growth Portfolio is not a complete investment program.

          You should consider investing in CitiFunds Small Cap Growth Portfolio if:

            o You want to direct a portion of your overall investment portfolio to stocks of small cap issuers.

            o You are seeking growth of principal.

            o Your investment horizon is longer term -- typically at least five years.

          Don't invest in CitiFunds Small Cap Growth Portfolio if:

            o You are not prepared to accept high volatility of the Fund's share price and possible losses.

            o Current income is more important to you than growth of principal.

            o Your investment horizon is shorter term -- usually less than five years.

Fund Performance

          The following bar chart and table can help you evaluate the risks of investing in the Fund, and how its returns have varied over time.

            o The bar chart shows changes in the Fund's performance from year to year over the last three calendar years. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

            o The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

            o In both the chart and table, the returns shown for the Fund are for periods before the creation of share classes on January 4, 1999. All existing Fund shares were designated Class A shares on that date. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table, but not the bar chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

            o The Class B shares are newly offered and have no investment history. Class B performance would have been lower than that shown for Class A shares, because of higher fund expenses and the effects of the contingent deferred sales charge.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURN
(per calendar year -- Class A)

--------------------------------------------------------------------------------
                      CITIFUNDS SMALL CAP GROWTH PORTFOLIO

                    1996 ..........................    37.80
                    1997 ..........................    15.81
                    1998 ..........................    -4.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
--------------------------------------------------------------------------------
 ..............................................................................
                                                    Quarter Ending
 ..............................................................................
Highest   18.30%                                    March 31, 1996
 ..............................................................................
Lowest  (25.10%)                                  September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
THROUGH DECEMBER 31, 1998
 ..............................................................................
                                                              Life of Fund
                                                                 Since
                                                 1 Year      June 21, 1995
 ..............................................................................
Class A                                          (9.21%)         23.34%
 ..............................................................................
Class B                                            N/A            N/A
 ..............................................................................
Russell 2000 Growth Index                         1.23%            *%
--------------------------------------------------------------------------------
*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 13)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            5.00%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                        None(1)   5.00%(2)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             1.10%     1.10%
 ..............................................................................
Distribution (12b-1) Fees                                   0.25%     1.00%
 ..............................................................................
Other Expenses (administrative, shareholder servicing
  and other expenses)                                       0.64%     0.64%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.99%     2.74%
--------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or reimbursed, actual total operating expenses for the prior year were (or, in the case of Class B shares, would have been):
                                                            1.35%     2.10%
 These fee waivers and reimbursements may be reduced or terminated at any time.
 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
 (3) The Fund invests in an underlying mutual fund, Small Cap Growth
     Portfolio. This table reflects the expenses of the Fund and Small Cap Growth Portfolio.
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

            o you invest $10,000 in the Fund for the time periods indicated;

            o you pay the maximum applicable sales charge;

            o you reinvest all dividends; and

            o you then sell all your shares at the end of those periods, if you own Class A shares.


          If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The example also shows the effects of the conversion of Class B shares to Class A shares after 8 years.

          The example also assumes that:

            o each investment has a 5% return each year -- the assumption of a
              5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

            o the Fund's operating expenses shown in the Fund Fees and Expenses table remain the same before taking into consideration any fee waivers or reimbursements.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CITIFUNDS SMALL CAP GROWTH PORTFOLIO
 ..............................................................................
                                       1 Year    3 Years   5 Years   10 Years
 ..............................................................................
Class A                                 $692      $1,093    $1,519    $2,701
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at end of
    period                              $777      $1,150    $1,550    $2,887
 ..............................................................................
  Assuming no redemption                $277      $  850    $1,450    $2,887
--------------------------------------------------------------------------------

                                                          YOUR CITIFUNDS ACCOUNT
Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

            o Front-end load -- there is an initial sales charge of 5.00% or less

            o Lower sales charge rates for larger investments

            o Annual distribution/service fee of up to 0.25%

            o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

            o No initial sales charge

            o The deferred sales charge declines from 5% to 1% over five years, and is eliminated if you hold your shares for six years or more

            o Annual distribution/service fee of up to 1.00%

            o Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

            o The table below also shows the amount of broker/dealer
              compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals who sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial professionals that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   5.00%           5.26%           4.50%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      3.00%           3.09%           2.70%
 ..............................................................................
$250,000 to less than $500,000      2.00%           2.04%           1.80%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------
*A contingent deferred sales charge may apply in certain instances. See below.

            o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

            o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

            o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

            o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
              (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                           5.00%
 ..............................................................................
2nd year since purchase                           4.00%
 ..............................................................................
3rd year since purchase                           3.00%
 ..............................................................................
4th year since purchase                           2.00%
 ..............................................................................
5th year since purchase                           1.00%
 ..............................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------

            o Financial professionals selling Class B shares receive a commission of 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

            o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

            o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

            o To ensure that you pay the lowest CDSC possible, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

            o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain Citifunds -- any payment will be deferred until your Class B shares are redeemed.

            o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          From time to time, the Fund's distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Fund. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

            o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

            o Reduced sales charge plan for qualified groups.

            o Right of Accumulation.

            o Letter of Intent.

          CDSC

            o Redemptions made within one year of the death of the shareholder.

            o Lump sum or other distributions from IRAs and certain other retirement accounts.


            o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.


          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.


          HOW TO BUY SHARES

          Shares of CitiFunds Small Cap Growth Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears, usually within two business days.

          If you are a customer of a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV will be calculated as of the close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security. For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you are a customer of a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by calling the Fund's transfer agent or, if you are a customer of a Service Agent, your Service Agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

            o shares representing capital appreciation and

            o shares representing the reinvestment of dividends and capital gain distributions

          will be sold first followed by

            o shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of the shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you are a customer of a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS

          CitiFunds Small Cap Growth Portfolio pays substantially all of its net income, if any, from dividends to its shareholders of record as a dividend semi-annually during the months of June and December.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Management of the Fund

          MANAGER

          CitiFunds Small Cap Growth Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $290 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Fund. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Marguerite Wagner has been the portfolio manager for the Fund since January 1999. Ms. Wagner joined Citibank in 1985. Since 1995, she has had portfolio management and research analyst responsibility for an internal mid-cap common trust fund and private equity managed accounts. From 1992 through the end of 1994, Ms. Wagner was a member of the small capitalization equity management group of Citibank Global Asset Management. Prior to 1992, she managed portfolios for the Private Banking Group of Citibank.

                                                          MANAGEMENT OF THE FUND

          MANAGEMENT FEES

          For the management services Citibank provided to the Fund and its underlying mutual fund during the fiscal year ended
          October 31, 1998, Citibank received a total of 0.75% of the Fund's average daily net assets, after waivers.

                                                             MORE ABOUT THE FUND

More About the Fund

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          CitiFunds Small Cap Growth Portfolio's principal investment strategies are the strategies that, in the opinion of Citibank, are most likely to achieve the Fund's investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, Citibank may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. The Fund's goal and strategies may be changed without shareholder approval.

          The Fund invests primarily in equity securities of U.S. small cap issuers that, at the time the securities are purchased, have market capitalizations below the top 1,000 stocks of the equity market. At December 31, 1998, the maximum capitalization of issuers in this category was below $1.9 billion. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these issuers. These stocks may include the stocks in the Russell 2000 Index, which is an index of small capitalization stocks.

--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?

          EQUITY SECURITIES generally represent an ownership interest
          (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON
          STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S.
          bank or a local branch of a foreign bank). While equity
          securities historically have been more volatile than fixed income securities, they historically have produced higher
          levels of total return.
--------------------------------------------------------------------------------

          Small cap companies are generally rapidly growing, with negligible dividend yields and extremely high levels of volatility. They may offer more profit opportunity during certain economic conditions than large and medium sized companies, but they also involve special risks.

          The Fund may also invest in debt securities. The Fund's debt securities must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality. Generally, less than 5% of the Fund's assets consist of debt securities rated Baa by Moody's or BBB by Standard & Poor's.

          The Fund may invest up to 25% of its assets in foreign equity and debt securities, including depositary receipts. Foreign securities may be issued by issuers in developing countries.

          Citibank follows an aggressive, growth-oriented investment style that emphasizes small U.S. companies with superior management teams and good prospects for growth. In selecting investments, Citibank looks for issuers that have a predictable, growing demand for their products or services, and issuers with a dominant position in a niche market or whose customers are very large companies. Citibank generally attempts to avoid issuers in businesses where external factors like regulatory changes or rising commodity prices may inhibit future growth.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

          See "Risks" for more information about the risks associated with investing in equity securities.

          DERIVATIVES. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in the cost of securities to be purchased in the future. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains. These derivatives include stock index futures contracts, forward foreign currency contracts and options on foreign currencies. In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. In some cases, the derivatives may be illiquid, and the Fund may bear more counterparty risk. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). The Fund's ability to use derivatives may also be limited by tax considerations.

          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal.


          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, Small Cap Growth Portfolio, having the same investment goals and strategies as the Fund. Small Cap Growth Portfolio buys, holds and sells securities in accordance with these goals and strategies. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. Portfolio managers for Citibank generally use a "bottom-up" approach when selecting securities for purchase by the Fund. This means that they look primarily at individual companies against the context of broader market forces. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals. However, the Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in Citibank's judgment, these securities remain good investments for the Fund. For more information about the portfolio managers, see "Manager" on page 26.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Fund's Statement of Additional Information. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by such companies. If those products or services are delayed, the prices of the securities of such companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing the Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

          The Fund's aggressive, growth-oriented investment style may increase the risks already associated with investing in smaller companies. For example, fast growing small cap companies may be more volatile than other small cap companies.

          GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they generally do not pay dividends. The success of the Fund's investment strategy depends largely on Citibank's skill in assessing the growth potential of companies in which the Fund invests.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

            o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

            o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            o Foreign markets may be less liquid and more volatile than U.S.
              markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

            o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

            o Since foreign securities often trade in currencies other than the
              U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund may also be adversely affected by the introduction of the Euro.

            o The Fund may invest in issuers located in emerging, or developing, markets.

                o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

                o All of the risks of investing in foreign securities are
                  heightened by investing in developing countries.

                o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          CREDIT RISK. The Fund invests in investment grade debt securities. It is possible that some issuers will not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

          DERIVATIVES. The Fund's use of derivatives (such as futures contracts and forward foreign currency contracts), particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. There is also the risk that the counterparty may fail to honor contract terms. This risk becomes more acute when the Fund invests in derivatives that are not traded on commodities exchanges or boards of trade. The Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in stock prices or currency exchange rates. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.


          YEAR 2000. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference into the Statement of Additional Information and which is available upon request.

                                                                                                              June 21, 1995
                                                                Ten Months                                 (Commencement of
                                       Year Ended                    Ended               Year Ended          Operations) to
                                 October 31, 1998         October 31, 1997        December 31, 1996       December 31, 1995
 ...........................................................................................................................
Net Asset Value, beginning of period       $21.24                   $18.21                   $14.32                  $10.00
 ...........................................................................................................................
Income From Operations:
Net investment income (loss)               (0.193)+                 (0.138)+                 (0.016)                  0.050
Net realized and unrealized gain
  (loss)                                   (3.224)+                  3.236+                   5.407                   4.420
 ...........................................................................................................................
Total from operations                      (3.417)                   3.098                    5.391                   4.470
 ...........................................................................................................................
Less Distributions From:
Net investment income                        --                       --                       --                    (0.050)
Net realized gain                          (0.863)                  (0.068)                  (1.501)                 (0.100)
 ...........................................................................................................................
Total distributions                        (0.863)                  (0.068)                  (1.501)                 (0.150)
 ...........................................................................................................................
Net Asset Value, end of period             $16.96                   $21.24                   $18.21                  $14.32
 ...........................................................................................................................
Total Return                               (16.56)%                  17.05%**                 37.80%                  44.78%**

                                                                                                              June 21, 1995
                                                                Ten Months                                 (Commencement of
                                       Year Ended                    Ended               Year Ended          Operations) to
                                 October 31, 1998         October 31, 1997        December 31, 1996       December 31, 1995
 ...........................................................................................................................
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                              $27,802                  $25,799                  $24,311                  $5,148
Ratio of expenses to average net
  assets (A)                                 1.35%                    1.35%*                   0.88%                   0.00%*
Ratio of net investment income (loss)
  to average net assets                     (0.98)%                  (0.87)%*                 (0.13)%                  1.21%*
Portfolio turnover (B)                         51%                     108%                      89%                     41%

Note: If agents of the Fund and agents of Small Cap Growth Portfolio had not voluntarily waived a portion of their fees, assumed Fund expenses for the periods indicated and had expenses been limited to that required by certain state securities laws for the period ended December 31, 1995, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share             $(0.319)+                $(0.252)+                $(0.133)                $(0.288)
RATIOS:
Expenses to average net assets (A)           1.99%                    2.06%*                   1.83%                   2.50%*
Net investment loss to average net
  assets                                    (1.62)%                  (1.58)%*                 (1.08)%                 (1.29)%*

 *  Annualized.
**  Not annualized.
 +  The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Includes the Fund's share of Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio) allocated expenses for the periods indicated.
(B) Portfolio turnover represents the rate of portfolio activity of Small Cap Growth Portfolio, the underlying portfolio through which the Fund invests.

                                                                        APPENDIX

Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

            [] tax exempt organizations under Section 501(c)(3-13) of the
               Internal Revenue Code

            [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [] accounts for which Citibank or any subsidiary or affiliate of
               Citibank performs investment advisory services or charges fees for acting as custodian

            [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

            [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)


            [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates


            [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [] employees of members of the National Association of Securities
               Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [] separate accounts used to fund certain unregistered variable annuity contracts

            [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

            [] employee benefit plans qualified under Section 401(k) of the
               Internal Revenue Code with accounts outstanding on January 4,
               1999

            [] employee benefit plans qualified under Section 401 of the
               Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

            [] accounts associated with Copeland Retirement Programs

            [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                 o it is assumed that shares not subject to the contingent
                   deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                 o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                 o any applicable contingent deferred sales charge will be
                   deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                 o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held


            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

                 o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                 o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund


            [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                 o the investor redeems shares of another mutual fund sold
                   through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                 o the redemption is made within 60 days prior to the investment in the Fund, and

                 o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.


          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI is also available from the Securities and Exchange
          Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

          SEC File Number: 811-4007

                                                                      PROSPECTUS

                                                                MARCH 1, 1999

CitiFunds(SM)
Small Cap Value
Portfolio


CITIBANK, N.A., INVESTMENT MANAGER




CLASS A AND CLASS B SHARES







The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents


FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS(SM) ACCOUNT .............................................    11
   CHOOSING A SHARE CLASS ..............................................    11
   HOW TO BUY SHARES ...................................................    17
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               18
   HOW TO SELL SHARES ..................................................    18
   REINSTATING RECENTLY SOLD SHARES ....................................    20
   EXCHANGES ...........................................................    20
   DIVIDENDS ...........................................................    21
   TAX MATTERS .........................................................    22

MANAGEMENT OF THE FUND .................................................    24
   MANAGER .............................................................    24
   MANAGEMENT FEES .....................................................    26

MORE ABOUT THE FUND ....................................................    27
   PRINCIPAL INVESTMENT STRATEGIES .....................................    27
   RISKS ...............................................................    31

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

                                                                FUND AT A GLANCE

Fund at a Glance

          This summary briefly describes CitiFunds Small Cap Value Portfolio and the principal risks of investing in it. Please note that the Fund invests in securities through an underlying mutual fund. For more information, see "More About the Fund" on page 27.

CitiFunds Small Cap
Value Portfolio

          FUND GOAL

          The Fund's goal is long-term capital growth. Dividend income, if any, is incidental to this goal. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          CitiFunds Small Cap Value Portfolio invests primarily in equity securities of U.S. small cap issuers that, at the time the securities are purchased, have market capitalizations below the top 1,000 stocks of the equity market. At December 31, 1998, the maximum capitalization of issuers in this category was below $1.9 billion. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these issuers. These securities may include stocks in the Russell 2000 Index, which is an index of small capitalization stocks. The Fund's equity securities may include the following:

            o common stocks;

            o securities convertible into common stocks;

            o preferred stocks; and

            o warrants.

          The Fund's portfolio managers use a value oriented approach in managing the Fund. This means that they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term business prospects. The Fund's portfolio managers also look for securities that have catalysts or factors that may soon cause their market value to rise. The Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the managers' judgment, these securities remain good investments for the Fund.

          The Fund may use derivatives in order to protect (or "hedge") against changes in the prices of securities held or to be bought. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains. These derivatives include stock index futures and options. The Fund's ability to use these derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, and the portfolio managers accurately predicting movements in stock prices.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 31 for more information about risks.

            o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

            o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing the Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

            o VALUE INVESTING. The success of the Fund's investment strategy depends largely on the skill of the Fund's portfolio managers in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the security's price to decline further) or do not change or because the portfolio managers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

            o DERIVATIVES. The Fund's use of derivatives (such as futures contracts and options), particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. The Fund's ability to use derivatives successfully depends on a number of factors, including the ability of the Fund's portfolio managers to accurately predict movements in stock prices. If these predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

            o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

            o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

            o SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible
              securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST

          You should keep in mind that an investment in CitiFunds Small Cap Value Portfolio is not a complete investment program.

          You should consider investing in CitiFunds Small Cap Value
          Portfolio if:

            o You want to direct a portion of your overall investment portfolio to stocks of small cap issuers.

            o You are seeking growth of principal through investment in undervalued companies.

            o You are prepared to accept significant daily share price fluctuations.

            o Your investment horizon is longer term -- typically five years or longer.

          Don't invest in CitiFunds Small Cap Value Portfolio if:

            o You are not prepared to accept high volatility of the Fund's share price and possible losses.

            o Current income is more important to you than growth of principal.

            o Your investment horizon is shorter term -- usually less than five years.

Fund Performance

          The Fund began operations in 1998 and does not have a full calendar year of investment returns at the date of this prospectus. The Fund's total return for the fiscal year ended October 31, 1998 is provided in the "Financial Highlights" section of this prospectus.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 11)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            5.00%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                       None(1)    5.00%(2)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             1.00%     1.00%
 ..............................................................................
Distribution (12b-1) Fees                                   0.25%     1.00%
 ..............................................................................
Other Expenses (administrative, shareholder servicing
  and other expenses)                                       0.49%     0.49%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.74%     2.49%
------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or reimbursed, actual total operating expenses for the prior year were (or, in the case of Class B
  shares, would have been):                                 1.50%     2.25%

 These fee waivers and reimbursements may be reduced or terminated at any time.

 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
 (3) The Fund invests in an underlying mutual fund, Small Cap Value
     Portfolio. This table reflects the expenses of the Fund and Small Cap
     Value Portfolio.
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

            o you invest $10,000 in the Fund for the time periods indicated;

            o you pay the maximum applicable sales charge;

            o you reinvest all dividends; and

            o you then sell all your shares at the end of those periods, if you own Class A shares.

          If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The example also shows the effects of the conversion of Class B shares to Class A shares after 8 years.

          The example also assumes that:

            o each investment has a 5% return each year--the assumption of a 5%
              return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

            o the Fund's operating expenses shown in the Fund Fees and Expenses table remain the same before taking into consideration any fee waivers or reimbursements.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CITIFUNDS SMALL CAP VALUE PORTFOLIO
 ..............................................................................
                                    1 Year     3 Years    5 Years   10 Years
 ..............................................................................
Class A                              $668      $1,021     $1,397     $2,449
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at
    end of period                    $752      $1,076     $1,426     $2,826
 ..............................................................................
  Assuming no redemption             $252      $  776     $1,326     $2,826
--------------------------------------------------------------------------------

                                                          YOUR CITIFUNDS ACCOUNT

Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

            o Front-end load -- there is an initial sales charge of 5.00% or less

            o Lower sales charge rates for larger investments

            o Annual distribution/service fee of up to 0.25%

            o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

            o No initial sales charge

            o The deferred sales charge declines from 5% to 1% over five years, and is eliminated if you hold your shares for six years or more

            o Annual distribution/service fee of up to 1.00%

            o Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of
          12b-1 fees as well as sales loads when choosing a share class.
-------------------------------------------------------------------------------
          SALES CHARGES--CLASS A SHARES

            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

            o The table below also shows the amount of broker/dealer
              compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals who sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial professionals that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   5.00%           5.26%           4.50%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      3.00%           3.09%           2.70%
 ..............................................................................
$250,000 to less than $500,000      2.00%           2.04%           1.80%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------
*A contingent deferred sales charge may apply in certain instances. See below.

            o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

            o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

            o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES--CLASS B SHARES

            o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
              (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                           5.00%
 ..............................................................................
2nd year since purchase                           4.00%
 ..............................................................................
3rd year since purchase                           3.00%
 ..............................................................................
4th year since purchase                           2.00%
 ..............................................................................
5th year since purchase                           1.00%
 ..............................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------


            o Financial professionals selling Class B shares receive a commission of 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

            o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

            o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

            o To ensure that you pay the lowest CDSC possible, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

            o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

            o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          From time to time, the Fund's distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Fund. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

            o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

            o Reduced sales charge plan for qualified groups.

            o Right of Accumulation.

            o Letter of Intent.

          CDSC

            o Redemptions made within one year of the death of the shareholder.

            o Lump sum or other distributions from IRAs and certain other retirement accounts.


            o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.


          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.


          HOW TO BUY SHARES

          Shares of CitiFunds Small Cap Value Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears, usually within two business days.

          If you are a customer of a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV will be calculated as of the close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you are a customer of a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by calling the Fund's transfer agent or, if you are a customer of a Service Agent, your Service Agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

            o shares representing capital appreciation and

            o shares representing the reinvestment of dividends and capital gain distributions

          will be sold first followed by

            o shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of the shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you are a customer of a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS

          CitiFunds Small Cap Value Portfolio pays substantially all of its net income (if any) from dividends to its shareholders of record as a dividend semi-annually during the months of June and December.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                                          MANAGEMENT OF THE FUND

Management of the Fund

          MANAGER

          CitiFunds Small Cap Value Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank has responsibility for overall management of the Fund. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $290 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Fund. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          In addition to overall management of the Fund, Citibank is also responsible for the daily management of that portion of the Fund's assets allocated to cash and invested in U.S.- dollar denominated high quality and short-term money market instruments. The Fund may make such investments during periods of unusual economic or market conditions or for temporary or defensive purposes or liquidity.

          Citibank has delegated the daily management of the Fund's assets not managed by Citibank to Franklin Advisory Services, Inc., One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024. Franklin Advisory Services is a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc.

          William J. Lippman, President of Franklin Advisory Services or its predecessor since 1988, has been responsible for the daily management of U.S. small capitalization value securities since the Fund's inception. Mr. Lippman holds a masters of business administration degree from New York University and a bachelor of business administration degree from City College of New York. Mr. Lippman also serves as Senior Vice President of Franklin Resources, Inc. and Franklin Advisers, Inc. He has been in the securities industry for over 30 years and with Franklin since 1988.

          Citibank is responsible for recommending the hiring, termination or replacement of any subadviser and for supervising and monitoring the performance of any subadviser. The Fund's underlying mutual fund has applied for exemptive relief from the Securities and Exchange Commission which would permit it to employ other or additional subadvisers without shareholder approval. The requested exemptive relief also would permit the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Fund's Board of Trustees. There is no assurance that the SEC will grant the requested relief. If the requested relief is granted, the Fund would be permitted to employ subadvisers without shareholder approval, subject to compliance with certain conditions. If the Fund adds or changes a subadviser without shareholder approval, this prospectus will be revised and shareholders notified.

          MANAGEMENT FEES

          For the management services Citibank and the subadviser provided to the Fund and its underlying mutual fund during the fiscal year ended October 31, 1998, Citibank and the subadviser received a total of 1.00% of the Fund's average daily net assets.

                                                             MORE ABOUT THE FUND

More About the Fund

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          CitiFunds Small Cap Value Portfolio's principal investment strategies are the strategies that, in the opinion of Citibank and the subadviser, are most likely to achieve the Fund's investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, the Fund's portfolio managers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. The Fund's goal and strategies may be changed without shareholder approval.

--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?

          EQUITY SECURITIES generally represent an ownership interest
          (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON
          STOCKS, PREFERRED STOCKS, and WARRANTS for the purchase of stock. While equity securities historically have been more volatile than fixed income securities, they historically have produced higher levels of total return.
--------------------------------------------------------------------------------

          The Fund invests primarily in equity securities of U.S. small cap issuers that, at the time the securities are purchased, have market capitalizations below the top 1,000 stocks of the equity market. At December 31, 1998, the maximum capitalization of issuers in this category was below $1.9 billion. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these issuers. These securities may include the stocks in the Russell 2000 Index, which is an index of small capitalization stocks.

          Small cap companies are generally rapidly growing, with negligible dividend yields and extremely high levels of volatility. They may offer more profit opportunity during certain economic conditions than large and medium sized companies, but they also involve special risks.

          The Fund's portfolio managers use a value oriented approach in managing the Fund. This means that they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. The Fund's portfolio managers analyze a variety of factors to determine whether an issuer is undervalued. These factors include:

            o low price to earnings ratio relative to the market, industry group or earnings growth;

            o low stock price relative to book value or cash flow;

            o valuable franchises, patents, trademarks, trade names,
              distribution channels or market share for particular products or services, tax loss carryforwards, or other intangibles that may not be reflected in stock prices;

            o ownership of understated or underutilized tangible assets such as land, timber or minerals;

            o underutilized cash or investment assets; and

            o unusually high current income.

          Issuers selected by the portfolio managers may exhibit one or more of these factors, and may include companies in cyclical businesses, turnarounds and companies emerging from bankruptcy.

          The most common reasons for undervaluation are that a particular industry is out of favor, whether because of problems with specific issuers or because the economic environment is unfavorable, an issuer's management team has made mistakes, or an issuer is hard to understand or value because it may include many different businesses. Citibank believes that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

          See "Risks" for more information about the risks associated with investing in equity securities.

          DERIVATIVES. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in cost of securities to be purchased in the future. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains. These derivatives include stock index futures and options. In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. In some cases, the derivatives may be illiquid, and the Fund may bear more counterparty credit risk. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). The Fund's ability to use derivatives may also be limited by tax considerations.

          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal.

          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, Small Cap Value Portfolio, having the same investment goals and strategies as the Fund. Small Cap Value Portfolio buys, holds and sells securities in accordance with these goals and strategies. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. The Fund's portfolio managers generally use a "bottom-up" approach when selecting securities for purchase by the Fund. This means that they look primarily at individual companies against the context of broader market forces. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals. However, the Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the managers' judgment, these securities remain good investments for the Fund. For more information about the portfolio managers, see "Manager" on page 24.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank and the subadviser may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank or the subadviser exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank or the subadviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank or the subadviser exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Fund's Statement of Additional Information. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by such companies. If those products or services are delayed, the prices of the securities of such companies may drop. In addition, sometimes the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all of these reasons, the prices of the securities of small cap companies may be more volatile, causing the Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

          VALUE INVESTING. The success of the Fund's investment strategy depends largely on the skill of the Fund's portfolio managers in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the security's price to decline further) or do not change or because the portfolio managers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          CREDIT RISK. The Fund invests in investment grade debt securities. However, it is possible that some issuers will not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

          DERIVATIVES. The Fund's use of derivatives (such as futures contracts and options), particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. There is also the risk that the counterparty may fail to honor contract terms. This risk becomes more acute when the Fund invests in derivatives that are not traded on commodities exchanges or boards of trade. The Fund's ability to use derivatives successfully depends on the ability of Citibank and the subadviser to accurately predict movements in stock prices. If the Fund's portfolio managers' predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

          YEAR 2000. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems.

                                                            FINANCIAL HIGHLIGHTS

Financial Highlights

The financial highlights table is intended to help you understand the Fund's performance for the fiscal period indicated. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Annual Report which is incorporated by reference into the Statement of Additional Information and which is available upon request.

FOR THE PERIOD MARCH 2, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
 ..........................................................................................

Net Asset Value, beginning of period                                                $10.00
 ..........................................................................................
Income From Operations:
Net investment loss                                                                 (0.022)+
Net realized and unrealized loss on investments                                     (2.818)+
 ..........................................................................................
      Total from operations                                                         (2.840)
 ..........................................................................................
Less Distributions From:
Net investment income                                                                   --
Net realized gain on investments                                                        --
 ..........................................................................................
    Total distributions                                                                 --
 ..........................................................................................
Net Asset Value, end of period                                                      $ 7.16
 ..........................................................................................
Total Return                                                                      (28.40)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $33,313
Ratio of expenses to average net assets (A)                                          1.50%*
Ratio of net investment loss to average net assets                                  (0.39%)*
Portfolio turnover (B)                                                                 47%

Note: If agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                                      $(0.036)
RATIOS:
Expenses to average net assets (A)                                                   1.74%*
Net investment loss to average net assets                                          (0.63)%*

 *  Annualized.
**  Not Annualized.
+   The per share amounts were computed using a monthly average number of shares during the period.
(A) Includes the Fund's share of Small Cap Value Portfolio allocated expenses for the period indicated.
(B) Portfolio turnover represents the rate of portfolio activity of Small Cap Value
    Portfolio, the underlying portfolio through which the Fund invests.

Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

            [] tax exempt organizations under Section 501(c)(3-13) of the
               Internal Revenue Code

            [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [] accounts for which Citibank or any subsidiary or affiliate of
               Citibank performs investment advisory services or charges fees for acting as custodian

            [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

            [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)


            [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates


            [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [] employees of members of the National Association of Securities
               Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [] separate accounts used to fund certain unregistered variable annuity contracts

            [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

            [] employee benefit plans qualified under Section 401(k) of the
               Internal Revenue Code with accounts outstanding on January 4,
               1999

            [] employee benefit plans qualified under Section 401 of the
               Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

            [] accounts associated with Copeland Retirement Programs

            [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                 o it is assumed that shares not subject to the contingent
                   deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                 o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                 o any applicable contingent deferred sales charge will be
                   deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                 o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held


            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

                 o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                 o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund


            [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                 o the investor redeems shares of another mutual fund sold
                   through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                 o the redemption is made within 60 days prior to the investment in the Fund, and

                 o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.


          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI is also available from the Securities and Exchange
          Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


          SEC File Number:  811-4007

                                                                      PROSPECTUS

                                                                   MARCH 1, 1999

CitiFunds(SM)
Growth & Income
Portfolio


CITIBANK, N.A., INVESTMENT MANAGER




CLASS A AND CLASS B SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents


FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS(SM) ACCOUNT .............................................    12
   CHOOSING A SHARE CLASS ..............................................    12
   HOW TO BUY SHARES ...................................................    18
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               19
   HOW TO SELL SHARES ..................................................    19
   REINSTATING RECENTLY SOLD SHARES ....................................    21
   EXCHANGES ...........................................................    21
   DIVIDENDS ...........................................................    23
   TAX MATTERS .........................................................    23

MANAGEMENT OF THE FUND .................................................    25
   MANAGER .............................................................    25
   MANAGEMENT FEES .....................................................    26

MORE ABOUT THE FUND ....................................................    27
   PRINCIPAL INVESTMENT STRATEGIES .....................................    27
   RISKS ...............................................................    33

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

                                                                FUND AT A GLANCE
Fund at a Glance

          This summary briefly describes CitiFunds Growth & Income Portfolio and the principal risks of investing in it. Please note that the Fund invests in securities through an underlying mutual fund. For more information, see "More About the Fund" on page 27.

CitiFunds Growth &
Income Portfolio

          FUND GOAL

          The Fund's goal is to provide long-term capital growth and current income. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          CitiFunds Growth & Income Portfolio invests primarily in common stocks that Citibank believes have potential for capital growth or current income, or both. In selecting securities, Citibank emphasizes securities of established, large cap U.S. issuers, meaning those with market capitalizations within the top 1,000 stocks of the U.S. equity market. In addition, the Fund may, but is not required to, purchase bonds, notes, mortgage-backed and asset-backed securities (including collateralized mortgage obligations or CMOs), U.S. government securities, preferred stock and convertible securities (both debt securities and preferred stocks), and may invest a portion of its assets in cash or money market instruments.

          The Fund intends to invest primarily in securities of U.S. issuers, but the Fund may invest up to 25% of its total assets in foreign equity and debt securities, including securities of issuers in developing countries.

          Citibank uses a value oriented approach in managing the Fund. This means that Citibank looks for securities that it believes are currently undervalued, or priced below their true worth, but whose issuers have good longer term business prospects. At the same time, Citibank looks for the catalysts or factors that may soon cause the market value of these securities to rise.

          If the Fund purchases debt securities, it may purchase both investment grade or lower quality debt securities, or "junk bonds". Investment grade debt securities are those rated Baa by Moody's, BBB by Standard & Poor's, or which Citibank believes to be of comparable quality. Junk bonds generally have a higher incidence of default than higher quality securities.

          The Fund may, but is not required to, use derivatives in order to protect (or "hedge") against changes in interest rates or the prices of securities held or to be bought. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains or generate income. In addition, the Fund may use derivatives to manage the maturity or duration of fixed income securities. These derivatives include futures, options and forward foreign currency exchange contracts. The Fund's ability to use derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, and Citibank accurately predicting movements in stock prices, interest rates and currency exchange rates.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 33 for more information about risks.

            o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

            o VALUE INVESTING. The success of the Fund's investment strategy depends largely on Citibank's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the security's price to decline further) or do not change or because the portfolio managers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

            o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

              The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

            o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

            o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities.

            o PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile.

            o ZERO COUPON AND PAYMENT-IN-KIND OBLIGATIONS. Zero coupon obligations pay no current interest. Although payment- in-kind obligations may pay interest in cash, they are similar to zero coupon obligations because the issuer has the option to make interest payments in additional debt obligations rather than cash. As a result, the prices of zero coupon and payment-in-kind obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon and payment-in-kind obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

            o SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible
              securities, which are debt securities or preferred stock that may be converted into common stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

            o DERIVATIVES. The Fund's use of derivatives (such as futures, options and forward foreign currency exchange contracts), particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. The Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in stock prices, interest rates and currency exchange rates. If these predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST

          You should keep in mind that an investment in CitiFunds Growth & Income Portfolio is not a complete investment program.

          You should consider investing in CitiFunds Growth & Income
          Portfolio if:

            o You're seeking growth of principal as well as some income from dividends on a quarterly basis.

            o Your investment horizon is longer term -- typically at least five years.

          Don't invest in CitiFunds Growth & Income Portfolio if:

            o You are not prepared to accept fluctuations in dividends or daily share price and possible losses.

            o You are looking for the more significant amounts of current income that may be available from a fixed income fund.

            o Your investment horizon is shorter term -- usually less than five years.

          This Fund alone does not provide a complete investment program.

Fund Performance

          The Fund began operations in 1998 and does not have a full calendar year of investment returns at the date of this prospectus. The Fund's total return for the fiscal year ended October 31, 1998 is provided in the "Financial Highlights" section of this prospectus.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 12)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            5.00%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                        None(1)   5.00%(2)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             0.80%     0.80%
 ..............................................................................
Distribution (12b-1) Fees                                   0.25%     1.00%
 ..............................................................................
Other Expenses (administrative, shareholder servicing
  and other expenses)                                       0.42%     0.42%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.47%     2.22%
--------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or reimbursed, actual total operating expenses for the prior year were (or, in the case of Class B shares, would have been):
                                                            1.30%     2.05%

 These fee waivers and reimbursements may be reduced or terminated at any time.

 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
 (3) The Fund invests in an underlying mutual fund, Growth & Income
     Portfolio. This table reflects the expenses of the Fund and Growth &
     Income Portfolio.
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

            o you invest $10,000 in the Fund for the time periods indicated;

            o you pay the maximum applicable sales charge;

            o you reinvest all dividends; and

            o you then sell all your shares at the end of those periods, if you own Class A shares.

          If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The example also shows the effects of the conversion of Class B shares to Class A shares after 8 years.

          The example also assumes that:

            o each investment has a 5% return each year -- the assumption of a
              5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

            o the Fund's operating expenses shown in the Fund Fees and Expenses table remain the same before taking into consideration any fee waivers or reimbursements.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CITIFUNDS GROWTH & INCOME PORTFOLIO
 ..............................................................................
                                    1 Year     3 Years    5 Years   10 Years
 ..............................................................................
Class A                              $642       $942      $1,263     $2,170
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at end of
    period                           $725       $994      $1,290     $2,362
 ..............................................................................
  Assuming no redemption             $225       $694      $1,190     $2,362
--------------------------------------------------------------------------------

                                                          YOUR CITIFUNDS ACCOUNT


Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

            o Front-end load -- there is an initial sales charge of 5.00% or less

            o Lower sales charge rates for larger investments

            o Annual distribution/service fee of up to 0.25%

            o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

            o No initial sales charge

            o The deferred sales charge declines from 5% to 1% over five years, and is eliminated if you hold your shares for six years or more

            o Annual distribution/service fee of up to 1.00%

            o Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE
          FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of
          12b-1 fees as well as sales loads when choosing a share class.
--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.

            o The chart below also shows the amount of broker/dealer
              compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals who sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial professionals that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   5.00%           5.26%           4.50%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      3.00%           3.09%           2.70%
 ..............................................................................
$250,000 to less than $500,000      2.00%           2.04%           1.80%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------
*A contingent deferred sales charge may apply in certain instances. See page 14.

            o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

            o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

            o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

            o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
              (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                           5.00%
 ..............................................................................
2nd year since purchase                           4.00%
 ..............................................................................
3rd year since purchase                           3.00%
 ..............................................................................
4th year since purchase                           2.00%
 ..............................................................................
5th year since purchase                           1.00%
 ..............................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------

            o Financial professionals selling Class B shares receive a commission of 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

            o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

            o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

            o To ensure that you pay the lowest CDSC possible, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

            o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

            o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          From time to time, the Fund's distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Fund. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

            o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

            o Reduced sales charge plan for qualified groups.

            o Right of Accumulation.

            o Letter of Intent.

          CDSC

            o Redemptions made within one year of the death of the shareholder.

            o Lump sum or other distributions from IRAs and certain other retirement accounts.

            o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.


          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of CitiFunds Growth & Income Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears, usually within two business days.

          If you are a customer of a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV will be calculated as of the close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security. For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you are a customer of a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by calling the Fund's transfer agent or, if you are a customer of a Service Agent, your Service Agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

            o shares representing capital appreciation and

            o shares representing the reinvestment of dividends and capital gain distributions

          will be sold first followed by

            o shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of the shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you are a customer of a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS

          CitiFunds Growth & Income Portfolio pays substantially all of its net income, if any, from dividends and interest to its shareholders of record as a dividend at least quarterly during the months of March, June, September and December.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                                          MANAGEMENT OF THE FUND

Management of the Fund

          MANAGER

          CitiFunds Growth & Income Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $290 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Fund. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Barbara G. Marcin has been the portfolio manager of the Fund since its inception in 1998. Ms. Marcin is a Senior Portfolio Manager responsible for managing over $600 million in U.S. equity and balanced accounts for individuals, and is a member of Citibank's Global Investment Committee. Since 1995, she has been head of Citibank's U.S. Equity Value Investments team. During 1994, Ms. Marcin was a portfolio manager for U.S. equity and balanced accounts. Prior to joining Citibank as a Vice President and portfolio manager in 1993, she was a Vice President and portfolio manager at Fiduciary Trust Company International. Prior to that, she was with E.F Hutton for three years in the Personal Financial Management Group.

          The Fund currently does not employ an investment subadviser, but in the future Citibank may delegate the daily management of all or a portion of the Fund's assets to one or more subadvisers. Citibank would be responsible for recommending the hiring, termination or replacement of any subadviser and for supervising and monitoring the performance of any subadviser. Certain CitiFunds have applied for exemptive relief from the Securities and Exchange Commission which would permit them to employ subadvisers without shareholder approval. The requested exemptive relief also would permit the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Fund's Board of Trustees. If the requested relief is granted, the Fund also would be permitted to employ subadvisers without shareholder approval, subject to compliance with certain conditions. If the Fund adds or changes a subadviser without shareholder approval, this prospectus will be revised and shareholders notified.

          MANAGEMENT FEES

          For the management services Citibank provided to the Fund and its underlying mutual fund during the fiscal year ended
          October 31, 1998, Citibank received a total of 0.62% of the Fund's average daily net assets, after waivers.

                                                             MORE ABOUT THE FUND

More About the Fund

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          CitiFunds Growth & Income Portfolio's principal investment strategies are the strategies that, in the opinion of Citibank, are most likely to achieve the Fund's investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, the Fund's portfolio managers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. The Fund's goal and strategies may be changed without shareholder approval.

--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?

          EQUITY SECURITIES generally represent an ownership interest
          (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON
          STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S.
          bank or a local branch of a foreign bank). While equity
          securities historically have been more volatile than fixed income securities, they historically have produced higher
          levels of total return.
--------------------------------------------------------------------------------

          The Fund invests primarily in common stocks. Although not required to, the Fund may also purchase debt securities as described below. The Fund invests primarily in equity and debt securities of established, large cap issuers. Large cap issuers are those with market capitalizations within the top 1,000 stocks of the equity market.

          The Fund invests primarily in securities with a record of earnings and dividend payments but may, from time to time, invest in securities that pay no dividends or interest.

--------------------------------------------------------------------------------
          WHAT ARE DEBT SECURITIES?

          These securities generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS and
          MORTGAGE-BACKED and ASSET-BACKED SECURITIES (including
          collateralized mortgage obligations or CMOs), U.S. government securities, preferred stock, and convertible securities (both debt securities and preferred stocks). Debt securities, in general, offer a fixed stream of cash flow. Most bond
          investments focus on generating income. The potential for
          capital appreciation is a secondary objective.
--------------------------------------------------------------------------------

          The Fund may invest in investment grade debt securities (those rated Baa by Moody's, BBB by Standard & Poor's or which Citibank believes to be of comparable quality), but may also invest in debt securities rated below Baa by Moody's or below BBB by Standard & Poor's and equivalent debt securities. Securities rated below Baa or BBB are commonly known as "junk bonds." These securities may offer higher income than more highly rated debt securities, but they have special risks. See "Risks" below.

--------------------------------------------------------------------------------
          WHAT ARE MORTGAGE-BACKED SECURITIES?

          Home mortgage loans are typically grouped together into
          "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and
          principal payments, these payments are passed on to the
          investors in the pool. Mortgage-backed securities generally are backed or collateralized by a pool of mortgages. Certain types of mortgage-backed securities are called collateralized mortgage obligations, or CMOs.
--------------------------------------------------------------------------------

          The Fund may invest in mortgage-backed securities that are issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies, such as GNMA. These securities may or may not be backed by the full faith and credit of the U.S. government. Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of the security is not insured and may be volatile. The Fund also may invest in asset-backed securities and in mortgage-backed securities that are not backed by the U.S. government. These securities are backed by pools of assets such as automobile loans, credit card receivables or mortgage loans. It may be difficult to enforce rights against the assets backing these securities.

          The Fund may enter into "dollar rolls," where the Fund sells mortgage-backed securities and simultaneously agrees to repurchase similar securities in the future at a lower price. The Fund's dollar rolls are "covered," meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.

          The Fund may invest in zero coupon obligations, such as zero coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. and foreign governments. Zero coupon obligations pay no current interest. The Fund may also invest in payment-in-kind obligations which are similar to zero coupon securities because the issuer has the option to make payments in additional debt obligations rather than cash.

          The Fund may invest up to 25% of its assets in foreign equity and debt securities. Foreign securities may be issued by issuers in developing countries.

          Citibank uses a value oriented approach in managing the Fund. This means that it looks for securities that it believes are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. Citibank looks for securities that it believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as the company's cash flow, earnings prospects, growth rate and/or dividend paying ability). Citibank believes that securities of companies which are temporarily underpriced due to earnings declines, cyclical business downturns or other adverse factors may provide a higher total return over time than securities of companies whose positive attributes are more accurately reflected in the security's current price.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

          DERIVATIVES. The Fund may, but is not required to, use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in cost of securities to be purchased in the future, or to hedge against changes in interest rates. The Fund may also use derivatives for non-hedging purposes, to generate income or enhance potential gains. In addition, the Fund may use derivatives to manage the effective maturity or duration of fixed income securities. These derivatives include financial futures, stock index futures, foreign currency futures, forwards and exchange contracts, options on securities and foreign currencies, and options on interest rate and stock index futures. In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. In some cases, the derivatives may be illiquid, and the Fund may bear more counterparty risk. Derivatives may not be available on terms that make economic sense (they may be too costly). The Fund's ability to use derivatives may also be limited by tax considerations.

          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal.

          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, Growth & Income Portfolio, having the same investment goals and strategies as the Fund. Growth & Income Portfolio buys, holds and sells securities in accordance with these goals and strategies. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers for Growth & Income Portfolio generally use a "bottom-up" approach when selecting securities to purchase or sell for the Fund. This means that they look primarily at individual companies against the context of broader market forces. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals. For more information about the portfolio managers, see "Manager" on page 25.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Fund's Statement of Additional Information. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          VALUE INVESTING. The success of the Fund's investment strategy depends largely on Citibank's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the security's price to decline further) or do not change or because the portfolio managers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

            o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

            o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            o Foreign markets may be less liquid and more volatile than U.S.
              markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

            o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

            o Since foreign securities often trade in currencies other than the
              U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund may also be adversely affected by the introduction of the Euro.

                 o The Fund may invest in issuers located in emerging, or
                   developing, markets.

                 o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

                 o All of the risks of investing in foreign securities are
                   heightened by investing in developing countries.

                 o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. If the Fund holds debt securities, a change in interest rates could cause the Fund's share price to go down.

          CREDIT RISK. The Fund may invest in debt securities of any grade, including junk bonds. It is possible that some issuers will not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. The lower quality debt securities, especially the junk bonds, in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          Junk bonds are considered to be speculative investments and involve greater risks than higher quality securities. A higher percentage of issuers of junk bonds may default on payments of principal and interest than the issuers of higher quality bonds. The value of junk bonds will usually fall substantially if the issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for junk bonds to fall. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell. The Fund may incur additional expenses if an issuer defaults and the Fund tries to recover some of its losses in a bankruptcy or other similar proceeding.

          PREPAYMENT RISK. The issuers of debt securities that may be held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile.

          ZERO COUPON AND PAYMENT-IN-KIND OBLIGATIONS. Zero coupon obligations pay no current interest. Although payment-in-kind obligations may pay interest in cash, they are similar to zero coupon obligations because the issuer has the option to make interest payments in additional debt obligations rather than cash. As a result, the prices of zero coupon and payment-in-kind obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon and payment-in-kind obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

          SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities or preferred stock that may be converted into common stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

          DERIVATIVES. The Fund's use of derivatives (such as futures contracts, options and forward foreign currency exchange contracts), particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. There is also the risk that the counterparty may fail to honor its contract terms. This risk becomes more acute when the Fund invests in derivatives that are not traded on commodities exchanges or boards of trade. The Fund's ability to use derivatives depends on the ability of Citibank to accurately predict movements in stock prices, interest rates and currency exchange rates. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.


          YEAR 2000. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems.

FINANCIAL HIGHLIGHTS


Financial Highlights

The financial highlights table is intended to help you understand the Fund's performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Annual Report which is incorporated by reference into the Statement of Additional Information and which is available upon request.

For the Period March 2, 1998 (Commencement of Operations) to October 31, 1998
 ...........................................................................................
Net Asset Value, beginning of period                                                 $10.00
 ...........................................................................................
Income From Operations

Net investment income                                                                 0.041
Net realized and unrealized loss on investments                                      (0.831)
 ...........................................................................................
Total from operations                                                                (0.790)
 ...........................................................................................
Less Distributions From:
Net investment income                                                                (0.020)
 ...........................................................................................
Total distributions                                                                  (0.020)
 ...........................................................................................
Net Asset Value, end of period                                                       $ 9.19
 ...........................................................................................
Total return                                                                          (7.90)%**
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)                                            $70,461
Ratio of expenses to average net assets (A)                                            1.30%*
Ratio of net investment income to average net assets                                   0.68%*
Portfolio turnover rate (B)                                                              59%

Note: If agents of the Fund for the period indicated had not voluntarily waived a portion of their fees, the net investment income per share and the ratios would have been as follows:

Net investment income per share                                                      $ 0.03
RATIOS:
Expenses to average net assets                                                         1.47%*
Net investment income to average net assets                                            0.51%*

 *  Annualized.
**  Not annualized.
(A) Includes the Fund's share of Growth & Income Portfolio allocated expenses for the period indicated.
(B) Portfolio turnover represents the rate of portfolio activity of Growth & Income
    Portfolio, the underlying portfolio through which the Fund invests.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                        APPENDIX

Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

            [] tax exempt organizations under Section 501(c)(3-13) of the
               Internal Revenue Code

            [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [] accounts for which Citibank or any subsidiary or affiliate of
               Citibank performs investment advisory services or charges fees for acting as custodian

            [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

            [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)


            [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates


            [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [] employees of members of the National Association of Securities
               Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [] separate accounts used to fund certain unregistered variable annuity contracts

            [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

            [] employee benefit plans qualified under Section 401(k) of the
               Internal Revenue Code with accounts outstanding on January 4,
               1999

            [] employee benefit plans qualified under Section 401 of the
               Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

            [] accounts associated with Copeland Retirement Programs

            [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                 o it is assumed that shares not subject to the contingent
                   deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                 o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                 o any applicable contingent deferred sales charge will be
                   deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                 o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

                 o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                 o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

            [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                 o the investor redeems shares of another mutual fund sold
                   through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                 o the redemption is made within 60 days prior to the investment in the Fund, and


                 o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption.


          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund also list its portfolio holdings and describe its performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.

          The SAI is also available from the Securities and Exchange
          Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-4007                                              CFP/G1399

                                                                  Statement of
                                                        Additional Information
                                                                 March 1, 1999
CITIFUNDS(SM) LARGE CAP GROWTH PORTFOLIO
CITIFUNDS(SM) SMALL CAP GROWTH PORTFOLIO
CITIFUNDS(SM) SMALL CAP VALUE PORTFOLIO
CITIFUNDS(SM) GROWTH & INCOME PORTFOLIO


(Members of the CitiFunds(SM) Family of Funds)


    CitiFunds Large Cap Growth Portfolio, CitiFunds Small Cap Growth Portfolio, CitiFunds Small Cap Value Portfolio and CitiFunds Growth & Income Portfolio (the "Funds") are series of CitiFunds Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109 (617) 423-1679. Each Fund is permitted to invest all or a portion of its assets in one or more other investment companies. Currently, CitiFunds Large Cap Growth Portfolio invests all of its investable assets in Large Cap Growth Portfolio, CitiFunds Small Cap Growth Portfolio invests all of its investable assets in Small Cap Growth Portfolio and CitiFunds Growth & Income Portfolio invests all of its investable assets in Growth & Income Portfolio. Large Cap Growth Portfolio, Small Cap Growth Portfolio and Growth & Income Portfolio are series of The Premium Portfolios. CitiFunds Small Cap Value Portfolio invests all of its investable assets in Small Cap Value Portfolio, a series of Asset Allocation Portfolios. The address of each of The Premium Portfolios and Asset Allocation Portfolios is Elizabethan Square, George Town, Grand Cayman, British West Indies. Large Cap Growth Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Growth & Income Portfolio are referred to as the "Portfolios." The Premium Portfolios and Asset Allocation Portfolios are referred to as the "Portfolio Trusts."

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  18
 5. Performance Information and Advertising ..............................  20
 6. Determination of Net Asset Value; Valuation of Securities ............  21
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  22
 8. Management ...........................................................  29
 9. Portfolio Transactions ...............................................  36
10. Description of Shares, Voting Rights and Liabilities .................  37
11. Tax Matters ..........................................................  39
12. Certain Bank Regulatory Matters ......................................  41
13. Financial Statements .................................................  41

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' separate Prospectuses, dated March 1, 1999, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 41 hereof. These financial statements can be found in each Fund's Annual Report to Shareholders. An investor may obtain copies of each Fund's Prospectus and Annual Report without charge by calling 1-800-625-4554.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called Landmark Funds II until its name was changed effective January 7, 1998. This Statement of Additional Information describes shares of CitiFunds Large Cap Growth Portfolio (the "Large Cap Growth Fund"), CitiFunds Small Cap Growth Portfolio (the "Small Cap Growth Fund"), CitiFunds Small Cap Value Portfolio (the "Small Cap Value Fund") and CitiFunds Growth & Income Portfolio (the "Growth & Income Fund"), each of which is a separate series of the Trust. Prior to March 2, 1998, the Large Cap Growth Fund was called Landmark Equity Fund, and the Small Cap Growth Fund was called Landmark Small Cap Equity Fund. References in this Statement of Additional Information to the "Prospectus" of a Fund are to the applicable Fund's Prospectus, dated March 1, 1999.

    Each Fund is a diversified fund. Each Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under such Act. Currently, each of the Large Cap Growth Fund and the Small Cap Growth Fund invests its assets in Large Cap Growth Portfolio and Small Cap Growth Portfolio, respectively. Each of the Small Cap Value Fund and the Growth & Income Fund invests its assets in Small Cap Value Portfolio and Growth & Income Portfolio, respectively. Prior to November 1, 1997, Large Cap Growth Portfolio was called Equity Portfolio and Small Cap Growth Portfolio was called Small Cap Equity Portfolio. The Portfolios are series of The Premium Portfolios, except for Small Cap Value Portfolio, which is a series of Asset Allocation Portfolios. The Portfolios are open-end, diversified management investment companies organized as New York trusts. Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Each Portfolio has the same investment objective and policies as the Fund that invests in it. Because each Fund invests through its corresponding Portfolio, all references in this Statement of Additional Information to a Fund include such Fund's corresponding Portfolio, except as otherwise noted. In addition, references to the Trust include the Portfolio Trusts, except as otherwise noted.

    Citibank, N.A. ("Citibank" or the "Manager") is the Manager of each Fund and each Portfolio. Citibank manages the investments of the Portfolios from day to day in accordance with each Portfolio's investment objective and policies. The selection of investments for the Portfolios and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. Citibank has delegated the daily management of those assets of the Small Cap Value Portfolio which are not managed by Citibank to Franklin Advisory Services, Inc. (the "Subadviser"), a wholly owned subsidiary of Franklin Resources, Inc, a publicly owned holding company whose shares are listed on the New York Stock Exchange.

    The Boards of Trustees of the Trust and the Portfolio Trusts provide broad supervision over the affairs of the Funds and the Portfolios, respectively. Shares of the Funds are continuously sold by CFBDS, Inc., the Funds' distributor ("CFBDS" or the "Distributor").

                      2. INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Large Cap Growth Fund, the Small Cap Growth Fund and the Small Cap Value Fund is long-term capital growth. Dividend income, if any, is incidental to each of these investment objectives.

    The investment objective of the Growth & Income Fund is long-term capital growth and current income.

    Each Fund's Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in each Fund's Prospectus concerning the investment policies and techniques of each Fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    As noted above, a Fund does not invest directly in securities, but instead invests all of its investable assets in a corresponding Portfolio, which has the same investment objective and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with this objective and these policies. Of course, there can be no assurance that a Fund or a Portfolio will achieve its objective. The Trustees of the Trust believe that the aggregate per share expenses of each Fund and the corresponding Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio.

    The Trust may withdraw the investment of a Fund from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with the investment objective and policies described herein, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    A Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

    Certain investment restrictions of the Portfolios described below under "Investment Restrictions" are fundamental and cannot be changed with respect to a Portfolio without approval by the investors in the Portfolio. When a Fund is asked to vote on certain matters concerning a Portfolio, the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the Fund could be outvoted, or otherwise adversely affected by other investors in the Portfolio.

    A Portfolio may sell interests to investors in addition to the corresponding Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment return for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolios is available from the Funds' distributor, CFBDS.

        3. DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES


    A Fund may, but need not, invest in any or all of the investments and utilize any or all of the investment techniques described in the Fund's Prospectus and herein. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's and, as applicable, the Subadviser's investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the Manager's or the Subadviser's opinion, make economic sense.


OPTIONS

    The Small Cap Value Fund and the Growth & Income Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by a Fund may be covered in the manner set forth below.

    A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by a Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

    The Small Cap Value Fund and the Growth & Income Fund may purchase options for hedging purposes or to increase their return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

    A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    A Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right, but not the obligation, to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to
(i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

    A Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Manager or the Subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A Fund may cover put options on stock indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

    A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    A Fund may also purchase put options on stock indices to hedge the Fund's investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

    The purchase of call options on stock indices may be used by the Small Cap Value Fund and the Growth & Income Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

    The Growth & Income Fund may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.

FUTURES CONTRACTS

    Each of the Funds may enter into stock index futures contracts. The Growth & Income Fund may also enter into interest rate futures contracts and foreign currency futures contracts. These investment strategies may be used for hedging purposes and for nonhedging purposes, subject to applicable law.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    Each of the Funds may enter into stock index futures contracts to gain stock market exposure while holding cash available for investments and redemptions and may sell such contracts to protect against a decline in the stock market.

    The Growth & Income Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's investment portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the Growth & Income Fund might enter into futures contracts for the purchase of debt securities. Such a purchase would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    The Growth & Income Fund may purchase and sell foreign currency futures contracts to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

    Conversely, the Growth & Income Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the
Fund), at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.


    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.


    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Growth & Income Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Growth & Income Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund had insufficient cash, the Fund might have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on a Fund's hedging strategies.

    CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit a Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that Fund's non-hedging futures positions would exceed 5% of that Fund's net assets.


    Each Fund will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by each Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not exceed approximately 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.


    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.


    The use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."


OPTIONS ON FUTURES CONTRACTS


    The Small Cap Value Fund and the Growth & Income Fund may purchase and write options to buy or sell futures contracts in which the Funds may invest. These investment strategies may be used for hedging purposes and for non- hedging purposes, subject to applicable law.


    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.


    A Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Funds in cash or securities in a segregated account. A Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Funds in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.


    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and a Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The Small Cap Value Fund and the Growth & Income Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

REPURCHASE AGREEMENTS

    Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the Fund could experience a loss.

SECURITIES OF NON-U.S. ISSUERS

    Each of the Funds (other than the Small Cap Value Fund) may invest in securities of non-U.S. issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non- U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. securities trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payments, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The Funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

    In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each of the Funds (other than the Small Cap Value Fund) may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds (other than the Small Cap Value Fund) may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Funds may also enter into currency hedging transactions in an attempt to protect the value of their assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although each Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert a Fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.)

    The Funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A Fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Funds generally do not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates a Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    The Funds generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, a Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of a Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    Each of the Funds (other than the Small Cap Value Fund) may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If a Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where a Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to each Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    The Funds (other than the Small Cap Value Fund) may write options on non-U.S. currencies for hedging purposes or otherwise to achieve their investment objectives. For example, where a Fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by a Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other currency remains constant, and thus will reduce the value of the receipts covering such securities. A Fund may employ any of the above described non-U.S. currency hedging techniques to protect the value of its assets invested in depositary receipts.

    Of course, a Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the Manager. It should also be realized that under certain circumstances the Funds may not be able to hedge against a decline in the value of a currency, even if the Manager deems it appropriate to try to do so, because doing so would be too costly. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Each Fund has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, each Fund expects to always have cash or liquid securities available sufficient to cover any commitments under these contracts.

LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager or the Subadviser to be of good standing, and when, in the judgment of the Manager or the Subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager or the Subadviser determines to make loans, it is not intended that the value of the securities loaned by a Fund would exceed 30% of the market value of its total assets.


WHEN-ISSUED SECURITIES


    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities will occur beyond normal settlement times. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Manager or the Subadviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, a Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when- issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.


CONVERTIBLE SECURITIES


    The Funds may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.


    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES


    Consistent with applicable investment restrictions, each of the Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, no Fund will invest more than 15% of its net assets (taken at market value) in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless, in the case of restricted securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific restricted security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager or to the Subadviser the daily function of determining and monitoring liquidity of restricted securities.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

BANK OBLIGATIONS

    The Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including, with respect to the Growth & Income Fund, Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies. Each Fund (other than the Small Cap Value Fund) may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers.

MORTGAGE-BACKED SECURITIES

    The Growth & Income Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

    The Growth & Income Fund may also invest a portion of its assets in collateralized mortgage obligations or "CMOs," a type of mortgage-backed security. CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

    Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The price of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of a Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS


    The Growth & Income Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Growth & Income Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Growth & Income Fund may also be compensated by receipt of a commitment fee. However, the Growth & Income Fund takes the risk that the market price of the mortgage-backed security will drop below the future purchase price. When the Growth & Income Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. A "covered roll" is a specific type of dollar roll for which a Fund establishes a segregated account with liquid high grade debt securities equal in value to the securities subject to repurchase by the Fund. The Growth & Income Fund will invest only in covered rolls.


CORPORATE ASSET-BACKED SECURITIES

    The Growth & Income Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Growth & Income Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

SECURITIES RATED BAA OR BBB

    Each Fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

LOWER RATED DEBT SECURITIES

    The Growth & Income Fund may invest in lower rated fixed income securities (commonly known as "junk bonds"), to the extent described in its Prospectus. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

    Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix I to this SAI for a description of security ratings.

    Like those of other fixed-income securities, the values of lower rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of the Fund's fixed-income securities will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Manager will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

    Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.


    To the extent the Growth & Income Fund invests in securities in the lower rating categories, the achievement of the Fund's objective is more dependent on the Manager's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

CALL FEATURES


    Certain securities held by the Growth & Income Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


ZERO-COUPON BONDS AND PAYMENT-IN-KIND BONDS

    The Growth & Income Fund may invest without limit in "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.


ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a Fund may include domestic as well as foreign securities (except in the case of the Small Cap Value Fund, which does not invest in non-U.S. securities). Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a Fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.


ADDITIONAL INFORMATION

    At times, a substantial portion of the Growth & Income Fund's assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by Citibank and its affiliates, holds all or a major portion. Although Citibank generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Citibank believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.


DEFENSIVE STRATEGIES

    Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Funds, and the Portfolio Trusts, on behalf of the Portfolios, have each adopted the following policies which may not be changed with respect to any Fund or Portfolio without approval by holders of a majority of the outstanding voting securities of that Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    None of the Funds or Portfolios may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed; or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, taken at market value. It is intended that a Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund or Portfolio more than 10% of the voting securities of such issuer to be held by the Fund or Portfolio; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that each Fund and Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's or Portfolio's total assets more than 5% of the Fund's or Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that each Fund and Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's or Portfolio's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund or Portfolio from purchasing or selling futures contracts or options thereon, and each Fund and Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or Portfolio).

        (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the applicable Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for a Fund or Portfolio will not be considered a violation of policy.


                 5.  PERFORMANCE INFORMATION AND ADVERTISING

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be worth more or less than their original cost.

    Each Fund may provide its period and average annualized "total rates of return". The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized". An "annualized" total rate of return assumes that the period rate of return is generated over a one-year period.

    A total rate of return quotation for a Fund is calculated for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Total returns calculated for the Small Cap Value Fund for any period which includes a period prior to the commencement of operations of the Fund will reflect the historical performance of the Small Cap Value Portfolio, as adjusted for Fund expenses.

    Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund may also provide yield and effective yield quotations for longer periods.

    Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period,
(b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Of course, any fees charged by a shareholder's Service Agent will reduce the shareholder's net return on investment.

    Set forth below is total rate of return information for the Class A shares of each Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. The return information relates to periods prior to January 4, 1999, when there were no sales charges on the purchase or sale of the Funds' shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Class B shares are newly offered and have no investment history. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.


                                                                                                                REDEEMABLE VALUE
                                                                                               AVERAGE          OF A HYPOTHETICAL
                                                                                                ANNUAL          $1,000 INVESTMENT
                                                                                              TOTAL RATE          AT THE END OF
                                                                                              OF RETURN            THE PERIOD
                                                                                              ---------            ----------
LARGE CAP GROWTH FUND
October 19, 1990 (Commencement of Operations) to October 31, 1998 ......................        17.05%              $3,546.01
Five Years Ended October 31, 1998 ......................................................        16.77%              $2,170.85
One Year Ended October 31, 1998 ........................................................        20.56%              $1,205.51

SMALL CAP GROWTH FUND
June 21, 1995 (Commencement of Operations) to October 31, 1998 .........................        20.08%              $1,851.12
One Year Ended October 31, 1998 ........................................................       (20.73)%             $  792.75

SMALL CAP VALUE FUND
March 2, 1998 (Commencement of Operations) to October 31, 1998 .........................       (31.98)%**           $  680.20

GROWTH & INCOME FUND
March 2, 1998 (Commencement of Operations) to October 31, 1998 .........................       (12.51)%**           $  874.95
----------
**Not Annualized.


    Comparative performance information may be used from time to time in advertising shares of each Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time each Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for each Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for each Fund may refer to or discuss current or past economic or financial conditions, developments and events.

    For advertising and sales purposes, the Funds will generally use the performance of Class A shares. All outstanding Fund shares were designated Class A shares on January 4, 1999. Performance prior to that date will be adjusted to include the sales charges currently in effect. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but not the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each Fund is determined for each class on each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in its corresponding Portfolio), then subtracting the liabilities attributable to the class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

    The value of each Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of its corresponding Fund is determined. The net asset value of each Fund's investment in the Portfolio in which it invests is equal to the Fund's pro rata share of the net assets of the Portfolio.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a non-U.S. exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the- counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the Funds. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES AND
                             SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES


    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the applicable Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A shares are also subject to an annual distribution/service fee of up to .25%. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 1998 of Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

                                                                             LARGE CAP     SMALL CAP     SMALL CAP      GROWTH &
                                                                              GROWTH         GROWTH        VALUE         INCOME
                                                                               FUND           FUND          FUND          FUND
                                                                               ----           ----          ----          ----
Net Asset Value per share ................................................    $21.47         $16.96        $7.16         $9.19
Per Share Sales Charge - 5.00% of public offering price (5.26% of net
  asset value per share) .................................................    $ 1.13          0.89          0.38          0.48
Per Share Offering Price to the Public ...................................    $22.60         17.85          7.54          9.67


    The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the table below. The Funds have established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.


                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------------                                         --------------             ---------------            --------------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           3.00%                      3.09%                      2.70%
$250,000 to less than $500,000 ...................           2.00%                      2.04%                      1.80%
$500,000 or more .................................           none*                      none*                   up to 1.00%
----------
*A contingent deferred sales charge may apply in certain instances. See "Sales Charge Waivers--Class A" below.


CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

SALE DURING                           CDSC ON SHARES BEING SOLD
-----------                           -------------------------
1st year since purchase                            5%
2nd year since purchase                            4%
3rd year since purchase                            3%
4th year since purchase                            2%
5th year since purchase                            1%
6th year (or later) since purchase                None

    Class B shares pay distribution/service fees of up to 1.00% of the average daily net assets of a Fund represented by the Class B shares. Commissions will be paid to brokers, dealers and other institutions that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other CitiFunds or on sales of Class B shares to investors exempt from the CDSC. Entities that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares sold by them.

    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions and shares representing capital appreciation. Each Fund will assume that a redemption of Class B shares is made:

[]  first, of Class B shares representing capital appreciation

[] next, of shares representing the reinvestment of dividends and capital gains distributions

[] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.

    The holding period of Class B shares of a Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

SALES CHARGE WAIVERS

    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

      CLASS A -- FRONT-END SALES CHARGE

    o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

    o Eligible Purchasers. Class A shares may be purchased without a sales charge by:

       [] tax exempt organizations under Section 501(c)(3-13) of the Internal
          Revenue Code

       [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

       [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

       [] directors or trustees (and their immediate families), and retired directors and trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


       [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS, Inc. and its affiliates (including immediate families of any of the foregoing)


       [] investors participating in a fee- based or promotional arrangement sponsored or advised by Citibank or its affiliates

       [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

       [] employees of members of the National Association of Securities
          Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

       [] separate accounts used to fund certain unregistered variable annuity contracts

       [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

       [] shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of a Fund or any other CitiFund at net asset value without a sales charge

       [] employee benefit plans qualified under Section 401(k) of the Internal
          Revenue Code with accounts outstanding on January 4, 1999.

       [] employee benefit plans qualified under Section 401 of the Internal
          Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in a Fund or in any combination of CitiFunds must total a minimum of $1 million

       [] accounts associated with Copeland Retirement Programs

       [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

          + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

          + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

          + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

          + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

       [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

          + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

          + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

       [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

          + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds,

          + the redemption is made within 60 days prior to the investment in a Fund, and

          + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

      CONTINGENT DEFERRED SALES CHARGE:

    o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.


    o  Waivers. The CDSC will be waived in connection with:


       [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death


       [] a lump sum or other distribution in the case of an Individual
          Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2


       [] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

       [] a redemption resulting from a tax- free return of an excess contribution to an IRA


       [] redemptions under a Fund's Systematic Withdrawal Plan


AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Funds' Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS


    The Funds make the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares or exchange Fund shares for shares of other CitiFunds without, in many cases, the payment of a sales charge. These programs may be changed or discontinued at any time. For more information, please contact your Service Agent.


    REDUCED SALES CHARGE PLAN

        A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

       [] have been in existence for more than six months


       [] have a purpose other than acquiring Fund shares at a discount

       [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares


       [] have more than ten members

       [] be available to arrange for group meetings between representatives of the Funds and the members

       [] agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the distributor

       [] seek to arrange for payroll deduction or other bulk transmission of investments to the Funds

LETTER OF INTENT

    If an investor anticipates purchasing $25,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Funds' distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

       [] The shareholder or, if the shareholder is a customer of a Service
          Agent, his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.

       [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

       [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

       [] The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

       [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.

       [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

       [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.

    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.

RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the additional $50,000 purchase would be at the rate of 3.00% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Transfer Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


SYSTEMATIC WITHDRAWAL PLAN

    Each Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem Class A or Class B shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.

    To participate in the Plan, you must complete the appropriate forms provided by your Service Agent.


REINSTATEMENT PRIVILEGE

    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Service Agents in writing at the time the privilege is exercised.

EXCHANGE PRIVILEGE


    Shares of each Fund may be exchanged for shares of the same class of certain other CitiFunds that are made available by your Service Agent, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds money market funds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds money market funds other than Cash Reserves.

    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares are outstanding on January 4, 1999 will be able to exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.

    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

    You must notify your Service Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were:
(a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or
(d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


ADDITIONAL PURCHASE AND SALE INFORMATION


    Each Service Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. Your Service Agent is the shareholder of record for the shares of a Fund you own.


    Investors may be able to establish new accounts in the Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the transfer agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds, the transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Funds, the transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"), exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8.  MANAGEMENT

    Each Fund is supervised by the Board of Trustees of the Trust. Each Portfolio is supervised by the Board of Trustees of Asset Allocation Portfolios or The Premium Portfolios, as the case may be. In each case, a majority of the Trustees are not affiliated with Citibank.

    The Trustees and officers of the Trust and the Portfolio Trusts, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trusts. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of each Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 72 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 58 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 47 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.


HEATH B. MCLENDON*; 65 -- Chairman, President, and Chief Executive Officer of Mutual Management Corp. (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR.; 63 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.


E. KIRBY WARREN; 64 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 78 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUSTS

ELLIOTT J. BERV; 55 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 55 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January
1996); President and Secretary, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.


C. OSCAR MORONG, JR.; 63 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.


WALTER E. ROBB, III; 72 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 64 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUSTS

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU*; 28 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

JOHN R. ELDER*; 50 -- Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc. (since April 1995); Assistant Treasurer, CFBDS (since April 1995); Treasurer, the Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).

LINDA T. GIBSON*; 33 -- Secretary of the Trust and the Portfolio Trusts; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

JAMES E. HOOLAHAN*; 52 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Senior Vice President, Signature Financial Group, Inc.


SUSAN JAKUBOSKI*; 34 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994).


MOLLY S. MUGLER*; 47 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN*; 30 -- Assistant Secretary of the Trust and the Portfolio Trusts; Office Manager, Signature Financial Group (Europe) Limited. Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON*; 50 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER*; 39 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.

    The trustees and officers of the Trust and the Portfolio Trusts also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc., or their affiliates serve as distributor or administrator.

    The following table shows Trustee compensation for the fiscal year ended October 31, 1998:


                                                                                                          TOTAL
                                                               PENSION OR           ESTIMATED          COMPENSATION
                                                               RETIREMENT            ANNUAL           FROM TRUST AND
                                           AGGREGATE            BENEFITS            BENEFITS           FUND COMPLEX
                                         COMPENSATION       ACCRUED AS PART           UPON               PAID TO
    TRUSTEE                             FROM REGISTRANT     OF FUND EXPENSES       RETIREMENT          TRUSTEES(1)
    -------                             ---------------     ----------------       ----------          -----------
Philip W. Coolidge ...................      $    0                None                None               $     0
Riley C. Gilley ......................      $4,293                None                None               $41,500
Diana R. Harrington ..................      $5,538                None                None               $59,000
Susan B. Kerley ......................      $5,299                None                None               $55,000
Heath B. McLendon (2) ................      $    0                None                None               $     0
C. Oscar Morong, Jr. .................      $6,392                None                None               $71,000
E. Kirby Warren ......................      $5,090                None                None               $49,000
William S. Woods, Jr. ................      $5,389                None                None               $54,000
------------

(1) Messrs. Coolidge, Gilley, McLendon, Morong, Warren and Woods, and Mses. Harrington and Kerley are Trustees of 49, 33, 20, 40, 40, 26, 28 and 28 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(2) Mr. McLendon was appointed as Trustee in February, 1999.

    As of February 22, 1999, all Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or its affiliates as Service Agents of the Fund for the accounts of their respective clients.


    The Declaration of each of the Trust and the Portfolio Trusts provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or a Portfolio Trust, as the case may be, unless, as to liability to the Trust, such Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or such Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or such Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank manages the assets of each Fund and each Portfolio and provides certain administrative services to the Funds and the Portfolios pursuant to separate management agreements (the "Management Agreements"). Subject to such policies as the Board of Trustees of the applicable Portfolio Trust may determine, Citibank manages the securities of each Portfolio and makes investment decisions for each Portfolio. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for each Portfolio. The Management Agreements with the Portfolio Trusts provide that Citibank may delegate the daily management of the securities of each Portfolio to one or more subadvisers.


    Unless otherwise terminated, the Management Agreements with The Premium Portfolios relating to the Large Cap Growth Portfolio, the Small Cap Growth Portfolio and the Growth & Income Portfolio will each continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of The Premium Portfolios or by a vote of a majority of the outstanding voting securities of the applicable Portfolio, and, in either case, by a majority of the Trustees of The Premium Portfolios who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, the Management Agreements with the Trust relating to the Large Cap Growth Fund, the Small Cap Growth Fund and the Growth & Income Fund will each continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Unless otherwise terminated, the Management Agreement with Asset Allocation Portfolios relating to the Small Cap Value Portfolio will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of Asset Allocation Portfolios or by a vote of a majority of the outstanding voting securities of the Small Cap Value Portfolio, and, in either case, by a majority of the Trustees of the Asset Allocation Portfolios who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, the Management Agreement with the Trust relating to the Small Cap Value Fund will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Small Cap Value Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.


    Citibank provides the Funds and the Portfolios with general office facilities and supervises the overall administration of the Funds and the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Funds' or the Portfolios' independent contractors and agents; the preparation and filing of all documents required for compliance by the Funds and the Portfolios with applicable laws and regulations; and arranging for the maintenance of books and records of the Funds or the Portfolios. Trustees, officers, and investors in the Trust and the Portfolio Trusts are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust and the Portfolio Trusts.

    Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio Trust or the Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or Fund or by a vote of a majority of the Board of Trustees of a Portfolio Trust or the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Portfolio Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with such Portfolio Trust. The Management Agreement with the Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust.

    The Prospectus for each Fund contains a description of the fees payable to Citibank for services under each of the Management Agreements. These fees are higher than the management fees paid by most mutual funds. Citibank may reimburse any Fund or Portfolio or waive all or a portion of its management fees.


    For the fiscal years ended December 31, 1995 and 1996, the fees paid to Citibank under a prior investment advisory agreement with respect to Large Cap Growth Portfolio were $1,049,008 and $1,387,227, respectively. For the period from January 1, 1997 to October 31, 1997, the fees paid to Citibank under its investment advisory agreement with respect to Large Cap Growth Fund and Large Cap Growth Portfolio were $1,312,700. For the fiscal year ended October 31, 1998, the fees paid to Citibank under its Management Agreements with respect to Large Cap Growth Fund and Large Cap Growth Portfolio were $84,677 and $3,167,841, respectively.

    For the period from June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996 the fees payable to Citibank under a prior investment advisory agreement with respect to Small Cap Growth Portfolio were $10,222 (all of which was voluntarily waived) and $147,259 (of which $100,088 was voluntarily waived). For the period from January 1, 1997 to October 31, 1997, the fees paid to Citibank under its investment advisory agreements with respect to Small Cap Growth Fund and Small Cap Growth Portfolio were $284,285 (of which $57,125 was voluntarily waived). For the fiscal year ended October 31, 1998, the fees paid to Citibank under its Management Agreements with respect to Small Cap Growth Fund and Small Cap Growth Portfolio were $0 and $1,673,322, respectively.

    For the period from March 2, 1998 (commencement of operations) to October 31, 1998, the fee paid to Citibank under its Management Agreement with respect to Small Cap Value Fund was $4,129. For the period from November 1, 1997 to October 31, 1998, the fee paid to Citibank under its Management Agreement with respect to Small Cap Value Portfolio was $396,874.

    For the period from March 2, 1998 (commencement of operations) to October 31, 1998, the fees paid to Citibank under its Management Agreements with respect to Growth & Income Fund and Growth & Income Portfolio were $48,279 and $246,222, respectively.


    For the fiscal years ended December 31, 1995 and 1996 and for the period from January 1, 1997 to October 31, 1997, the fees payable by the Large Cap Growth Fund to CFBDS under a prior administrative services agreement with respect to the Large Cap Growth Fund were $294,337 (of which $196,224 was voluntarily waived), $561,584 (of which $449,267 was voluntarily waived) and $508,746 (of which $406,939 was voluntarily waived). For the period from June 21, 1995 (commencement of operations) to December 31, 1995, for the fiscal year ended December 31, 1996 and for the period from January 1, 1997 to October 31, 1997, the fees payable by the Small Cap Growth Fund to CFBDS under a prior administrative services agreement were $2,063 (all of which was voluntarily waived), $39,957 (all of which was voluntarily waived) and $52,561 (all of which was voluntarily waived). For the fiscal years ended December 31, 1995 and 1996 and the period from January 1, 1997 to October 31, 1997, The Premium Portfolios paid Signature Financial Group (Cayman) Ltd. ("SFG") under a prior administrative services agreement $104,901, $138,723 and $131,270, respectively, with respect to the Large Cap Growth Portfolio. For the period June 21, 1995 (commencement of operations) to December 31, 1995, the fiscal year ended December 31, 1996 and the period from January 1, 1997 to October 31, 1997, The Premium Portfolios was obligated to pay SFG under a prior administrative services agreement $682 (all of which was voluntarily waived), $9,817 (all of which was voluntarily waived) and $18,952 (of which $13,008 was voluntarily waived), respectively, with respect to the Small Cap Growth Portfolio.

    Pursuant to separate sub-administrative services agreements with Citibank, CFBDS and SFG perform such sub-administrative duties for the Trust and the Portfolio Trusts, respectively, as from time to time are agreed upon by Citibank, CFBDS and SFG, as appropriate. For performing such sub- administrative services, CFBDS and SFG receive compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the Trust and the Portfolio Trusts, respectively. All such compensation is paid by Citibank.


    Pursuant to its Management Agreement with Asset Allocation Portfolios with respect to the Small Cap Value Portfolio, Citibank is responsible for managing that portion of the Small Cap Value Portfolio's assets allocated to cash and invested in U.S. dollar-denominated high quality and short-term money market instruments. The Portfolio may make such investments during periods of unusual economic or market conditions or for temporary defensive purposes or liquidity. Pursuant to a Submanagement Agreement with Asset Allocation Portfolios, the Subadviser manages those assets of the Small Cap Value Portfolio not managed by Citibank. Small Cap Value Portfolio pays the Subadviser the following fees, which are accrued daily and payable monthly and are at the annual rates equal to the percentages specified below of the aggregate assets of Small Cap Value Portfolio allocated to the Subadviser:

    0.55% on first $250 million
    0.50% on remaining assets

    For the period from November 1, 1997 (commencement of operations of the Portfolio) to October 31, 1998, the fees paid to the Subadviser with respect to the Small Cap Value Portfolio were $1,091,403.


    It is the responsibility of the Subadviser to make the day-to-day investment decisions for its allocated assets of the Small Cap Value Fund, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of Citibank. The Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Small Cap Value Fund allocated to it and effecting securities transactions concerning those assets.

    The Submanagement Agreement will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of Asset Allocation Portfolios or by a vote of a majority of the outstanding voting securities of the Small Cap Value Portfolio, and, in either case, by a majority of the Trustees of Asset Allocation Portfolios who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    The Submanagement Agreement provides that the Subadviser may render services to others. The Submanagement Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by Asset Allocation Portfolios, when authorized either by a vote of a majority of the outstanding voting securities of the Small Cap Value Portfolio or by a vote of a majority of the Board of Trustees of Asset Allocation Portfolios, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Submanagement Agreement may be terminated by the Subadviser on not less than 90 days' written notice. Upon termination of the Submanagement Agreement, Citibank will maintain responsibility for managing those assets formerly managed by the Subadviser. The Submanagement Agreement provides that neither the Subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Small Cap Value Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Submanagement Agreement.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of each Fund's shares pursuant to Distribution Agreements with the Trust with respect to each class of shares of the Funds (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Funds.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' written notice to the other party. Unless otherwise terminated each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the particular Fund and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of each Fund has a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class B shares. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Service Plan with respect to Class A shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plan with respect to Class B shares provides that the Distributor, dealers, and others may receive all or a portion of the deferred sales charges paid by Class B investors.

    The Service Plans permit the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plans for each Fund, the Trustees will review the Service Plans and the expenses for each Fund separately.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of a class's permitted expenses thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Service Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreements. For the fiscal years ended December 31, 1995 and 1996, the fees payable to CFBDS under a prior distribution agreement with respect to Large Cap Growth Fund were $98,112 and $336,950 (of which $224,633 was voluntarily waived), respectively. For the period from January 1, 1997 to October 31, 1997, the fees payable to CFBDS under a prior distribution agreement with respect to Large Cap Growth Fund were $101,807. For the fiscal year ended October 31, 1998, the fees payable to CFBDS under the current Distribution Agreement with respect to Class A shares of Large Cap Growth Fund were $763,085. For the period from June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the fees payable to CFBDS under a prior distribution agreement with respect to Small Cap Growth Fund were $687 and $23,974 (all of which was voluntarily waived), respectively. For the period from January 1, 1997 to October 31, 1997, the fees payable to CFBDS under a prior distribution agreement with respect to Small Cap Growth Fund were $31,537 (all of which was voluntarily waived). For the fiscal year ended October 31, 1998, the fees payable to CFBDS under the current Distribution Agreement with respect to Class A shares of Small Cap Growth Fund were $67,515. For the period from March 2, 1998 (commencement of operations) to October 31, 1998, the fees payable to CFBDS under the current Distribution Agreement with respect to Class A shares of Small Cap Value Fund were $72,642. For the period from March 2, 1998 (commencement of operations) to October 31, 1998, the fees payable to CFBDS under the current Distribution Agreement with respect to Class A shares of Growth & Income Fund were $120,697.


    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. Payments may be made to the Service Agents or for other distribution expenses out of the distribution fees received by the Distributor and out of the Distributor's past profits or any other source available to it.

EXPENSES

    In addition to amounts payable under the Management Agreements and the Service Plans, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each Fund contains more information about the expenses of each Fund.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for each Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. Among other things, State Street calculates the daily net asset value for the Funds. Securities may be held by a sub-custodian bank approved by the Trustees.

    Each Portfolio Trust, on behalf of the Portfolios, has entered into Custodian Agreements with State Street pursuant to which State Street acts as custodian for each Portfolio. Each Portfolio Trust, on behalf of the Portfolios, also has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for each Portfolio. State Street Cayman also provides transfer agency services to each Portfolio Trust.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP (Canada) are the chartered accountants for each Portfolio Trust. The address of PricewaterhouseCoopers LLP (Canada) is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5K 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Funds.

                          9.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of Citibank and who is appointed and supervised by its senior officers or, in the case of the Small Cap Value Fund, by the Subadviser. The portfolio manager or Subadviser may serve other clients of Citibank in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which Citibank, the Subadviser or their affiliates exercise investment discretion. Citibank and the Subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank or the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank, the Subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to a Fund.

    The management fees that a Fund pays to Citibank or the Subadviser will not be reduced as a consequence of Citibank's or the Subadviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank or the Subadviser, Citibank and the Subadviser would, through the use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Citibank's or the Subadviser's other clients. Investment decisions for a Fund and for Citibank's and the Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Citibank or the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1995 and 1996, for the period from January 1, 1997 to October 31, 1997 and for the fiscal year ended October 31, 1998, the Large Cap Growth Portfolio paid brokerage commissions of $418,145, $586,248, $643,728 and $855,648, respectively. For the period from June 21, 1995 (commencement of operations) to December 31, 1995, for the fiscal year ended December 31, 1996, for the period from January 1, 1997 to October 31, 1997 and for the fiscal year ended October 31, 1998, the Small Cap Growth Portfolio paid brokerage commissions in the amount of $6,544, $84,320, $77,226 and $214,401, respectively. For the period from March 2, 1998 (commencement of operations of the Small Cap Value Fund) to October 31, 1998, the Small Cap Value Portfolio paid brokerage commissions in the amount of $183,702. For the period from March 2, 1998 (commencement of operations) to October 31, 1998, the Growth & Income Portfolio paid brokerage commissions in the amount of $187,468.


          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service agreements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of a Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    At any meeting of shareholders of any Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, each Trust will continue indefinitely.

    The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Portfolios (other than the Small Cap Value Portfolio) are series of The Premium Portfolios. The Small Cap Value Portfolio is a series of Asset Allocation Portfolios. Each of the Portfolio Trusts is organized as a trust under the laws of the State of New York. Each investor in a Portfolio, including the applicable Fund, may add to or withdraw from its investment in the applicable Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.


                               11.  TAX MATTERS

        TAXATION OF THE FUNDS AND THE PORTFOLIO TRUSTS

    FEDERAL TAXES. Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal or state income or federal excise taxes generally will be required to be paid by a Fund. If any Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. Each Portfolio Trust believes its Portfolios also will not be required to pay any U.S.
federal income or excise taxes on their income.

    FOREIGN TAXES. Investment income and gains received by a Fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a Fund's effective rate of non-U.S. tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If a Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each Fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. Each Fund will withhold tax payments at a rate of 30% (or any lower applicable tax treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the U.S. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. Each Fund may be required to withhold (and pay over to the IRS for the shareholder's credit) tax at the rate of 31% on certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase of shares of a Fund or another of the CitiFunds, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment by a Fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

    OPTIONS, ETC. Each Fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by each Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The Funds (other than the Small Cap Value Fund) may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.


                     12.  CERTAIN BANK REGULATORY MATTERS

    The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Management Agreements and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

                          13.  FINANCIAL STATEMENTS

    The audited financial statements of the Large Cap Growth Fund (Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the year ended October 31, 1998, Statement of Changes in Net Assets for the year ended December 31, 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Financial Highlights for each of the years in the five-year period ended December 31, 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Large Cap Growth Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of the Fund.

    The audited financial statements of the Large Cap Growth Portfolio (Portfolio of Investments at October 31, 1998, Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the year ended October 31, 1998, Statement of Changes in Net Assets for the year ended December 31, 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Financial Highlights for the period May 1, 1994 (commencement of operations) to December 31, 1994, the fiscal years ended December 31, 1995 and 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Large Cap Growth Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the Portfolio.

    The audited financial statements of the Small Cap Growth Fund (Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the year ended October 31, 1998, Statement of Changes in Net Assets for the year ended December 31, 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Financial Highlights for the period June 21, 1995 (commencement of operations) to December 31, 1995, the year ended December 31, 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Small Cap Growth Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of the Fund.

    The audited financial statements of the Small Cap Growth Portfolio (Portfolio of Investments at October 31, 1998, Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the year ended October 31, 1998, Statement of Changes in Net Assets for the year ended December 31, 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Financial Highlights for the period June 21, 1995 (commencement of operations) to December 31, 1995, the fiscal year ended December 31, 1996, for the ten months ended October 31, 1997 and for the year ended October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Small Cap Growth Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the Portfolio.

    The audited financial statements of the Small Cap Value Fund (Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the period March 2, 1998 (commencement of operations) to October 31, 1998, Statement of Changes in Net Assets for the period March 2, 1998 (commencement of operations) to October 31, 1998, Financial Highlights for the period March 2, 1998 (commencement of operations) to October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Small Cap Value Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of the Fund.

    The audited financial statements of the Small Cap Value Portfolio (Portfolio of Investments at October 31, 1998, Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the period November 1, 1997 (commencement of operations) to October 31, 1998, Statement of Changes in Net Assets for the period November 1, 1997 (commencement of operations) to October 31, 1998, Financial Highlights for the period November 1, 1997 (commencement of operations) to October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Small Cap Value Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the Portfolio.

    The audited financial statements of the Growth & Income Fund (Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the period March 2, 1998 (commencement of operations) to October 31, 1998, Statement of Changes in Net Assets for the period March 2, 1998 (commencement of operations) to October 31, 1998, Financial Highlights for the period March 2, 1998 (commencement of operations) to October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Growth & Income Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of the Fund.

    The audited financial statements of the Growth & Income Portfolio (Portfolio of Investments at October 31, 1998, Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the period March 2, 1998 (commencement of operations) to October 31, 1998, Statement of Changes in Net Assets for the period March 2, 1998 (commencement of operations) to October 31, 1998, Financial Highlights for the period March 2, 1998 (commencement of operations) to October 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Growth & Income Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the Portfolio.

    Copies of the Annual Report for each Fund accompany this Statement of Additional Information.

                                                                    APPENDIX I

                              SECURITIES RATINGS

     THE FOLLOWING RATING SERVICES DESCRIBE RATED SECURITIES AS FOLLOWS:

                       MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa rate judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS GROUP

BONDS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal on obligations in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair the capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC ratings category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- Debt rated CC is currently highly vulnerable to nonpayment. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

                       DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                               FITCH IBCA, INC.

AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained favorable business and economic environment.

CCC, CC and C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D -- Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, "DD" indicates expected recovery of 50% - 90% of such outstandings, and "D" the lowest recovery potential, i.e., below 50%.

CITIFUNDS LARGE CAP GROWTH PORTFOLIO
CITIFUNDS SMALL CAP GROWTH PORTFOLIO
CITIFUNDS SMALL CAP VALUE PORTFOLIO
CITIFUNDS GROWTH & INCOME PORTFOLIO

INVESTMENT MANAGER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, Boston, MA 02109 (617) 423-1679


TRANSFER AGENT AND CUSTODIAN State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110


LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                                     PART C

Item 23.  Exhibits.


                *  a(1) Amended and Restated Declaration of Trust of the
                        Registrant
           ******  a(2) Amendments to Amended and Restated Declaration of Trust
                        of the Registrant
             ****  b(1) Amended and Restated By-Laws of the Registrant


             ****  b(2) Amendments to Amended and Restated By-Laws of the
                        Registrant
              ***  d(1) Management Agreement between the Registrant and
                        Citibank, N.A., as manager to CitiFunds Small Cap Growth Portfolio


           ******  d(2) Management Agreement between the Registrant and
                        Citibank, N.A., as manager to CitiFunds Small Cap Value Portfolio


              ***  d(3) Management Agreement between the Registrant and
                        Citibank, N.A., as manager to CitiFunds Large Cap Growth Portfolio


           ******  d(4) Management Agreement between the Registrant and
                        Citibank, N.A., as manager to CitiFunds Growth & Income Portfolio
                   e(1) Amended and Restated Distribution Agreement between the
                        Registrant and CFBDS, Inc. ("CFBDS"), as distributor with respect to Class A shares
                   e(2) Distribution Agreement between the Registrant and
                        CFBDS, as distributor with respect to Class B shares


               **  g(1) Custodian Contract between the Registrant and State
                        Street Bank and Trust Company ("State Street"), as custodian


           ******  g(2) Letter Agreement adding CitiFunds Small Cap Value
                        Portfolio and CitiFunds Growth & Income Portfolio to the Custodian Contract between the Registrant and State Street
           ******  h(1) Amended and Restated Sub-Administrative Services
                        Agreement between Citibank, N.A. and CFBDS with respect to CitiFunds Large Cap Growth Portfolio and CitiFunds Small Cap Growth Portfolio
           ******  h(2) Sub-Administrative Services Agreement between Citibank,
                        N.A. and CFBDS with respect to CitiFunds Small Cap Value Portfolio and CitiFunds Growth & Income Portfolio


             ****  h(3) Transfer Agency and Service Agreement between the
                        Registrant and State Street, as transfer agent


           ******  h(4) Letter Agreement adding CitiFunds Small Cap Value
                        Portfolio and CitiFunds Growth & Income Portfolio to the
                        Transfer Agency and Service Agreement between the
                        Registrant and State Street
               **  h(5) Accounting Services Agreement between the Registrant and State Street, as fund accounting agent
            *****  h(6) Letter Agreement adding CitiFunds Small Cap Value
                        Portfolio and CitiFunds Growth & Income Portfolio to the
                        Accounting Services Agreement between the Registrant and
                        State Street
            *****  i    Opinion and consent of counsel
                   j    Independent auditor's consent
                   m(1) Amended and Restated Service Plan of the Registrant
                        for Class A shares
                   m(2) Service Plan of the Registrant for Class B shares
                   n    Financial Data Schedule
                   o    Multiple Class Plan of the Registrant
   **** and filed  p(1) Powers of Attorney for the Registrant herewith
            *****  p(2) Powers of Attorney for The Premium Portfolios
            *****  p(3) Powers of Attorney for Asset Allocation Portfolios


---------------------

     * Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 28, 1997.
    ** Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on October 24, 1997.
   *** Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on November 3, 1997.
  **** Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on June 29, 1998.


 ***** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 16, 1998.
****** Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 21, 1998.


Item 24.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 25.  Indemnification.


         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, filed as Exhibits hereto; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.


         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26. Business and Other Connections of Investment Adviser.

         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio and Short-Term Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, Growth & Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFunds(SM) Tax Free Income Trust (CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio and CitiFunds(SM) California Tax Free Income Portfolio), CitiFunds(SM) Multi-State Tax Free Trust (CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves and CitiFunds(SM) Connecticut Tax Free Reserves), CitiFunds(SM) Institutional Trust (CitiFunds(SM) Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and CitiFunds(SM) Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $290 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

         John S. Reed is the Chairman and a Director of Citibank. Victor J. Menezes is the President and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

         Each of the individuals named above is also a Director of Citigroup Inc. In addition, the following persons have the affiliations indicated:

Paul J. Collins      Director, Kimberly-Clark Corporation

Robert I. Lipp       Chairman, Chief Executive Officer and President, Travelers
                     Property Casualty Co.

John S. Reed         Director, Monsanto Company
                     Director, Philip Morris Companies
                       Incorporated
                     Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes    Director, Private Export Funding
                       Corporation

H. Onno Ruding       Supervisory Director, Amsterdamsch Trustees Cantoor B.V.
                     Director, Pechiney S.A.
                     Advisory Director, Unilever NV and Unilever PLC
                     Director, Corning Incorporated


         Franklin Advisory Services, Inc. ("Franklin"), a sub-adviser with respect to the small cap value securities of Small Cap Value Portfolio, a series of Asset Allocation Portfolios, maintains its principal office at One Parker Plaza, 16th Floor, Fort Lee, New Jersey 07024. Franklin, a Delaware corporation incorporated in 1996, is a registered investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned holding company. Franklin is an investment adviser to various open-end and closed-end investment companies.

         William J. Lippman is the President and Director of Franklin Advisory Services, Inc. Mr. Lippman holds a master of business administration degree from New York University and a bachelor of business administration degree from City College of New York. Mr. Lippman also serves as Senior Vice President of Franklin Resources, Inc. and Franklin Management, Inc. and has been with the Franklin Templeton Group since 1988. Prior to joining Franklin Advisers Inc., Mr. Lippman was president of L.F. Rothschild Fund Management, Inc. and has been in the securities industry for over 30 years.

         Each of the individuals named below is an officer and/or Director of Franklin and has the affiliations indicated:

Name:                                      Affiliations:

William J. Lippman                         Senior Vice President, Franklin Resources, Inc.
     President and Director                Senior Vice President, Franklin Advisers, Inc.
                                           Senior Vice President, Franklin Templeton Distributors, Inc.
                                           Senior Vice President, Franklin Management, Inc.

                                           Mr. Lippman also serves as officer and/or director or trustee of eight of the investment companies in the Franklin Group of
                                           Funds.

Charles B. Johnson                         President, Chief Executive Officer and Director, Franklin
     Chairman of the                             Resources, Inc.
     Board and Director                    Chairman of the Board and Director, Franklin Advisers, Inc.
                                           Chairman of the Board and Director, Franklin Investment Advisory
                                                Services, Inc.
                                           Chairman of the Board and Director, Franklin Templeton
                                           Distributors, Inc.
                                           Director, Franklin/Templeton Investor Services, Inc.
                                           Director, Franklin Templeton Services, Inc.
                                           Director, General Host Corporation

                                           Mr. Johnson also serves as officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
                                           Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Rupert H. Johnson, Jr.                     Executive Vice President and Director, Franklin Resources, Inc.
     Senior Vice President                 Executive Vice President and Director, Franklin Templeton
     and Director                               Distributors, Inc.
                                           President and Director, Franklin Advisers, Inc.
                                           Senior Vice President and Director, Franklin Investment
                                                Advisory Services, Inc.
                                           Director, Franklin/Templeton Investor Services, Inc.

                                           Mr. Johnson also serves as officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the
                                           investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek                          Senior Vice President and General Counsel, Franklin Resources,
     Vice President and Assistant               Inc.
     Secretary                             Senior Vice President, Franklin Templeton Distributors, Inc.
                                           Vice President, Franklin Advisers, Inc.
                                           Vice President, Franklin Investment Advisory Services, Inc.

                                           Ms. Gatzek also serves as officer of 60 of the investment
                                           companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan                         Senior Vice President, Chief Financial Officer and Treasurer,
     Treasurer                                  Franklin Resources, Inc.
                                           Executive Vice President, Templeton Worldwide, Inc.
                                           Senior Vice President and Treasurer, Franklin Advisers, Inc.
                                           Senior Vice President and Treasurer, Franklin Templeton
                                                Distributors, Inc.
                                           Senior Vice President, Franklin/Templeton Investor Services, Inc.
                                           Treasurer, Franklin Investment Advisory Services, Inc.

                                           Mr. Flanagan also serves as officer of most other subsidiaries of Franklin Resources, Inc. and officer, director and/or
                                           trustee of 60 of the investment companies in the Franklin
                                           Templeton Group of Funds.

Leslie M. Kratter                          Vice President, Franklin Resources, Inc.
     Secretary                             Vice President, Franklin Institutional Services Corporation
                                           President and Director, Franklin/Templeton Travel, Inc.

Item 27.  Principal Underwriters.

         (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Cash Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Institutional U.S. Treasury Reserves, CitiFunds(SM) Institutional Liquid Reserves, CitiFunds(SM) Institutional Cash Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) Institutional Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) Intermediate Income Portfolio, CitiFunds(SM) Short-Term U.S. Government Income Portfolio, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) Balanced Portfolio, CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500, CitiFunds(SM) Small Cap Growth VIP Portfolio, CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400, and CitiSelect(R) Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Emerging Growth Fund, Government Fund, Growth and Income Fund, International Equity Fund, Municipal Fund, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Balanced Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, GT Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, TBC Managed Income Portfolio, Van Kampen American Capital Enterprise Portfolio, Centurion Tax-Managed U.S. Equity Fund, Centurion Tax-Managed International Equity Fund, Centurion U.S. Protection Fund, Centurion International Protection Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, and Salomon Brothers Variable Asia Growth Fund.

         (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

         (c) Not applicable.


Item 28. Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

    NAME                                          ADDRESS

    CFBDS, Inc.                                   21 Milk Street, 5th Floor
    (administrator and distributor)               Boston, MA 02109

    State Street Bank and Trust Company           1776 Heritage Drive
    (transfer agent, custodian and fund           North Quincy, MA 02171
    accounting agent)

    Citibank, N.A.                                153 East 53rd Street
    (investment adviser)                          New York, NY 10043

Item 29.  Management Services.

         Not applicable.

Item 30.  Undertakings.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of February, 1999.


                                            CITIFUNDS TRUST II

                                            By: Philip W. Coolidge
                                                ----------------------
                                                Philip W. Coolidge
                                                President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on February 26, 1999.


         Signature                             Title
         ---------                             -----

   Philip W. Coolidge                 President, Principal Executive
   ----------------------             Officer and Trustee
   Philip W. Coolidge

   John R. Elder                      Principal Financial Officer and Principal
   ----------------------             Accounting Officer
   John R. Elder

   Riley C. Gilley*                   Trustee
   ----------------------
   Riley C. Gilley

   Diana R. Harrington*               Trustee
   ----------------------
   Diana R. Harrington

   Susan B. Kerley*                   Trustee
   ----------------------
   Susan B. Kerley


   Heath B. McLendon*                 Trustee
   ----------------------
   Heath B. McLendon


   C. Oscar Morong, Jr.*              Trustee
   ----------------------
   C. Oscar Morong, Jr.

   E. Kirby Warren*                   Trustee
   ----------------------
   E. Kirby Warren

   William S. Woods, Jr.*             Trustee
   ----------------------
   William S. Woods, Jr.

*By:   Philip W. Coolidge
        ----------------------
       Philip W. Coolidge
       Executed by Philip W. Coolidge
       on behalf of those indicated
       pursuant to
       Powers of Attorney.

                                   SIGNATURES


         The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Trust II to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, Cayman Islands, on the 26th day of February, 1999.


                                   THE PREMIUM PORTFOLIOS
                                   on behalf of Growth & Income Portfolio,
                                   Large Cap Growth Portfolio and Small Cap
                                   Growth Portfolio

                                   By: Tamie Ebanks-Cunningham
                                       ---------------------------
                                       Tamie Ebanks-Cunningham,
                                        Assistant Secretary of
                                        The Premium Portfolios


         This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Trust II has been signed by the following persons in the capacities indicated on February 26th, 1999.


          Signature                             Title
          ---------                             -----

   Philip W. Coolidge                 President, Principal Executive
   ----------------------             Officer and Trustee
   Philip W. Coolidge

   John R. Elder                      Principal Financial Officer and Principal
   ----------------------             Accounting Officer
   John R. Elder

   Elliott J. Berv*                   Trustee
   ----------------------
   Elliott J. Berv

   Mark T. Finn*                      Trustee
   ----------------------
   Mark T. Finn

   C. Oscar Morong, Jr.*              Trustee
   ----------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*               Trustee
   ----------------------
   Walter E. Robb, III

   E. Kirby Warren*                   Trustee
   ----------------------
   E. Kirby Warren

*By:     Tamie Ebanks-Cunningham
         ----------------------
         Tamie Ebanks-Cunningham
         Executed by Tamie Ebanks-Cunningham
         on behalf of those indicated as
         attorney in fact.

                                   SIGNATURES


         Asset Allocation Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Trust II to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, Cayman Islands, on the 26th of February, 1999.


                                  ASSET ALLOCATION PORTFOLIOS
                                  on behalf of Small Cap Value Portfolio

                                  By: Tamie Ebanks-Cunningham
                                      ---------------------------
                                      Tamie Ebanks-Cunningham,
                                       Assistant Secretary of
                                       Asset Allocation Portfolios


         This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Trust II has been signed by the following persons in the capacities indicated on February 26th, 1999.


        Signature                             Title
        ---------                             -----

   Philip W. Coolidge                 President, Principal Executive
   ----------------------             Officer and Trustee
   Philip W. Coolidge

   John R. Elder                      Principal Financial Officer and Principal
   ----------------------             Accounting Officer
   John R. Elder

   Elliott J. Berv*                   Trustee
   ----------------------
   Elliott J. Berv

   Mark T. Finn*                      Trustee
   ----------------------
   Mark T. Finn

   C. Oscar Morong, Jr.*              Trustee
   ----------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*               Trustee
   ----------------------
   Walter E. Robb, III

   E. Kirby Warren*                   Trustee
   ----------------------
   E. Kirby Warren

*By:     Tamie Ebanks-Cunningham
         ----------------------
         Tamie Ebanks-Cunningham
         Executed by Tamie Ebanks-Cunningham
         on behalf of those indicated as
         attorney in fact.

                                  EXHIBIT INDEX


e(1)   Amended and Restated Distribution Agreement between the Registrant and CFBDS, Inc. ("CFBDS"), as distributor with respect to Class A shares
e(2) Distribution Agreement between the Registrant and CFBDS, as distributor with respect to Class B shares
j      Independent auditor's consent
m(1)   Amended and Restated Service Plan of the Registrant for Class A shares
m(2)   Service Plan of the Registrant for Class B shares
n      Financial Data Schedule
o      Multiple Class Plan of the Registrant
p(1)   Powers of Attorney for the Registrant